As filed with the Securities and Exchange Commission on September 28, 1998


                                                 Registration No. 33-53601*

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                         POST-EFFECTIVE AMENDMENT NO. 4
                                       To
                                    FORM S-6


                    FOR REGISTRATION UNDER THE SECURITIES ACT
                    OF 1933 OF SECURITIES OF UNIT INVESTMENT
                        TRUSTS REGISTERED ON FORM N-8B-2

A.       Exact name of trust:       EMPIRE STATE MUNICIPAL EXEMPT TRUST,
                                    GUARANTEED SERIES 106, GUARANTEED SERIES 107
                                    AND GUARANTEED SERIES 108

B.       Name of depositors:        GLICKENHAUS & CO.
                                            LEBENTHAL & CO., INC.

C. Complete address of depositors' principal executive offices:

                  GLICKENHAUS & CO.                  LEBENTHAL & CO., INC.
                  6 East 43rd Street                 120 Broadway
                  New York, NY 10017                 New York, NY 10271

D. Name and complete address of agent for service:

   SETH M. GLICKENHAUS      JAMES A. LEBENTHAL        Copy of comments to:
   Glickenhaus & Co.        Lebenthal & Co., Inc.     MICHAEL R. ROSELLA, ESQ.
   6 East 43rd Street       120 Broadway              Battle Fowler LLP
   New York, NY 10017       New York, NY 10271        75 East 55th Street
                                                      New York, NY 10022
                                                      (212) 856-6858

It is proposed that this filing become effective (check appropriate box)


/X/  immediately upon filing pursuant to paragraph (b) of Rule 485

/ /  on [Date] pursuant to paragraph (b)


/ /  60 days after filing pursuant to paragraph (a)

/ /  on (    date     ) pursuant to paragraph (a) of Rule 485


================================================================================

* The Prospectus included in this Registration Statement constitutes a combined Prospectus as permitted by the provisions of Rule 429 of the General Rules and Regulations under the Securities Act of 1933 (the "Act"). Said Prospectus covers units of undivided interest in Empire State Municipal Exempt Trust, Guaranteed Series 106, Guaranteed Series 107 and Guaranteed Series 108 covered by prospectuses heretofore filed as part of separate registration statements on Form S-6 (Registration Nos. 33-53601, 33-54631 and 33-54633, respectively) under the Act.


299356.1

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 106


Prospectus, Part I            9,449 Units         Dated: September 28, 1998


             NOTE: Part I of this Prospectus may not be distributed
             ------------------------------------------------------
                         unless accompanied by Part II.
                         ------------------------------


     This Prospectus consists of two parts. The first part contains a "Summary of Essential Financial Information" on the reverse hereof as of June 30, 1998 and a summary of additional specific information including "Special Factors Concerning the Portfolio" and audited financial statements of the Trust, including the related bond portfolio, as of May 31, 1998. The second part of this Prospectus contains a general summary of the Trust and "Special Factors Affecting New York."


     The Trust is a unit investment trust formed for the purpose of obtaining tax-exempt interest income through investment in a diversified, insured portfolio of long-term bonds, issued by or on behalf of the State of New York and counties, municipalities, authorities or political subdivisions thereof or issued by certain United States territories or possessions and their public authorities (the "Bonds"). See Part II under "The Trust." The Bonds deposited in the portfolio of the Trust are sometimes referred to herein as the "Securities." Insurance guaranteeing the payment of principal and interest on the Securities while in the Trust has been obtained by the Trust from the Insurer as set forth in Part II under "Insurance on the Bonds." Such insurance does not guarantee the market value of the Securities or the Units offered hereby. The payment of interest and the preservation of principal are, of course, dependent upon the continuing ability of the issuers of the Bonds and any other insurer to meet their obligations. As a result of the insurance on the Bonds, the Units are rated "AAA" by Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies ("Standard & Poor's").

     In the opinion of special counsel for the Sponsors as of the Date of Deposit, interest on the Bonds which is exempt from federal income tax when received by the Trust will be excludable from the federal gross income of the Unit holders and, with certain exceptions, interest income to the Unit holders is generally exempt from all New York State and New York City income taxes. Capital gains, if any, are subject to tax. See Part II under "Tax Status."

     Offering. The initial public offering of Units in the Trust has been completed. The Units offered hereby are issued and outstanding Units which have been acquired by the Sponsors either by purchase from the Trustee of Units tendered for redemption or in the secondary market. See Part II under "Rights of Unit Holders -- Redemption -- Purchase by the Sponsors of Units Tendered for Redemption" and "Public Offering -- Market for Units." The price at which the Units offered hereby were acquired was not less than the redemption price determined as described herein. See Part II under "Rights of Unit Holders -- Redemption -- Computation of Redemption Price per Unit."

     The Public Offering Price of the Units is based on the aggregate bid price of the Securities in the Trust divided by the number of Units outstanding, plus a sales charge determined on the basis of the maturities of the Securities in the Trust. See "Public Offering -- Offering Price" in Part II of this Prospectus.

     Market for Units. The Sponsors, although they are not obligated to do so, intend to maintain a secondary market for the Units at prices based upon the aggregate bid price of the Securities in the Trust plus accrued interest to the date of settlement, as more fully described in Part II under "Public Offering -- Market for Units." If such a market is not maintained, a Unit holder may be able to dispose of his Units only through redemption at prices based upon the aggregate bid price of the underlying Securities. The purchase price of the Securities in the Trust, if they were available for direct purchase by investors, would not include the sales charges included in the Public Offering Price of the Units.

     Investors should retain both Parts of this Prospectus for future reference.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

755413.1

           EMPIRE STATE MUNICIPAL EXEMPT TRUST, GUARANTEED SERIES 106


                   SUMMARY OF ESSENTIAL FINANCIAL INFORMATION
                                AT JUNE 30, 1998

           SPONSORS:  GLICKENHAUS & CO.
                      LEBENTHAL & CO., INC.

 AGENT FOR SPONSORS:  GLICKENHAUS & CO.
            TRUSTEE:  THE BANK OF NEW YORK
          EVALUATOR:  MULLER DATA CORPORATION



Aggregate Principal Amount of Bonds in the Trust:               $      9,500,000
Number of Units:                                                           9,449
Fractional Undivided Interest in the Trust Per Unit:                     1/9,449
Total Value of Securities in the Portfolio (Based on Bid Side
    Evaluations of Securities):                                 $   9,939,103.59
                                                                ================
Sponsors' Repurchase Price Per Unit:                            $       1,051.87
Plus Sales Charge(1):                                                      48.07
                                                                ----------------
Public Offering Price Per Unit(2):                              $       1,099.94
                                                                ================
Redemption Price Per Unit(3):                                   $       1,051.87
Excess of Public Offering Price Over Redemption Price Per Unit: $          48.07
Weighted Average Maturity of Bonds in the Trust:                    24.944 years


Evaluation Time:            2:00 p.m.,  New York Time, on the day next following
                            receipt by a Sponsor of an order for a Unit sale or purchase or by the Trustee of a Unit tendered for redemption.

Annual Insurance Premium:   $6,950

Evaluator's Fee:            $.55 for each  issue of Bonds in the  Trust for each
                            daily valuation.

Trustee's Annual Fee:       For each  $1,000  principal  amount  of Bonds in the
                            Trust, $1.33 under the monthly and $.93 under the semi-annual distribution plan.

Sponsors' Annual Fee:       Maximum of $.25 per $1,000 face amount of underlying
                            securities.

Date of Deposit:            July 14, 1994

Date of Trust Agreement:    July 14, 1994

Mandatory Termination Date: December 31, 2043

Minimum Principal
  Distribution:             $1.00 per Unit

Minimum Value of the Trust
  under which Trust
  Agreement may be
  Terminated:               $2,000,000

                                       -2-
755413.1

           EMPIRE STATE MUNICIPAL EXEMPT TRUST, GUARANTEED SERIES 106

                   SUMMARY OF ESSENTIAL FINANCIAL INFORMATION
                                AT JUNE 30, 1998
                                   (Continued)

                                                                              Monthly               Semi-annual
                                                                              -------               -----------
P    Estimated Annual Interest Income:                                         $59.20                  $59.20
         Less Annual Premium on Portfolio Insurance                               .73                     .73
E        Less Estimated Annual Expenses                                          2.09                    1.63
                                                                               ------                  ------

R    Estimated Net Annual Interest Income:                                     $56.38                  $56.84
                                                                               ======                  ======

U    Estimated Interest Distribution:                                          $ 4.70                  $28.42

N    Estimated Current Return Based on Public Offering Price (4):                5.13%                   5.17%

I    Estimated Long-Term Return Based on Public Offering Price (5):              4.33%                   4.37%

T    Estimated Daily Rate of Net Interest Accrual:                             $.15661                 $.15789

     Record Dates:                                                       15th Day of Month           15th Day of May
                                                                                                      and November
     Payment Dates:                                                       1st Day of Month           1st Day of June
                                                                                                      and December


-----------------------

1. The sales charge is determined based on the maturities of the underlying securities in the portfolio. See "Public Offering -- Offering Price" in
     Part II of this Prospectus.


2. Plus accrued interest to July 6, 1998, the expected date of settlement, of $3.29 monthly and $8.07 semi-annually.


3. Based solely upon the bid side evaluations of the portfolio securities. Upon tender for redemption, the price to be paid will include accrued interest as described in Part II under "Rights of Unit Holders -- Redemption -- Computation of Redemption Price per Unit."

4. Estimated Current Return is calculated by dividing the estimated net annual interest income received in cash per Unit by the Public Offering Price. Interest income per Unit will vary with changes in fees and expenses of the Trustee and the Evaluator, and with the redemption, maturity, exchange or sale of Securities. This calculation, which includes cash income accrual only, does not include discount accretion on original issue discount bonds or on zero coupon bonds or premium amortization on bonds purchased at a premium. See "Tax Status" and "Estimated Current Return and Estimated Long-Term Return to Unit Holders" in Part II of this Prospectus.

5. Estimated Long-Term Return is calculated by using a formula that takes into account the yields (including accretion of discounts and amortization of premiums) of the individual Bonds in the Trust's portfolio, weighted to reflect the market value and time to maturity (or, in certain cases, to earlier call date) of such Bonds, adjusted to reflect the Public Offering Price (including sales charge and expenses) per Unit. See "Estimated Current Return and Estimated Long-Term Return to Unit Holders" in Part II of this Prospectus.

                                       -3-
755413.1

     Portfolio Information
     ---------------------


     On May 31, 1998, the bid side valuation of 23.0% of the aggregate principal amount of Bonds in the Portfolio for this Trust was at a discount from par and 77.0% was at a premium over par. See Note (B) to "Tax-Exempt Bond Portfolio" for information concerning call and redemption features of the Bonds.


     Special Factors Concerning the Portfolio
     ----------------------------------------

     The Portfolio consists of 7 issues of Bonds issued by entities located in New York or certain United States territories or possessions. The following information is being supplied to inform Unit holders of circumstances affecting the Trust. 1.1% of the aggregate principal amount of the Bonds in the Portfolio are general obligations of the governmental entities issuing them and are backed by the taxing power thereof. 98.9% of the aggregate principal amount of the Bonds in the Portfolio are payable from the income of specific projects or authorities and are not supported by the issuers' power to levy taxes.

     Although income to pay such Bonds may be derived from more than one source, the primary sources of such income, the number of issues (and the related dollar weighted percentage of such issues) deriving income from such sources and the purpose of issue are as follows: General Obligation, 1 (1.1%); Revenue: Higher Education, 1 (3.1%); Health Care, 1 (19.8); Water and Sewer, 1 (18.3%); Transportation, 1 (18.3%); and Pollution Control, 2 (39.4%). The Trust is deemed to be concentrated in the Pollution Control category.1 Five issues, constituting 60.6% of the Bonds in the Portfolio, are original issue discount bonds of which one is a zero coupon bond. On May 31, 1998, 5 issues (79.1%) were rated AAA, 1 issue (19.9%) was rated A- by Standard & Poor's; and 1 issue (1.0%) was rated A3 by Moody's Investors Service, Inc. ("Moody's").2 Subsequent to such date, such ratings may have changed. See "Tax-Exempt Bond Portfolio." For a more detailed discussion, it is recommended that Unit holders consult the official statements for each Security in the Portfolio of the Trust.

     Tax Status
     ----------

     Interest income on the Bonds contained in the Trust Portfolio is, in the opinion of bond counsel to the issuing governmental authorities, excludable from gross income under the Internal Revenue Code of 1986, as amended. See "The Trust -- Portfolio" in Part II of this Prospectus.


------------------------------

     1 A Trust is considered to be "concentrated" in a particular category or issuer when the Bonds in that category or of that issuer constitute 25% or more of the aggregate face amount of the Portfolio. See "The Trust -- General Considerations" in Part II of this Prospectus.

     2 For the meanings of ratings, see "Description of Bond Ratings" in Part II of this Prospectus.

                                       -4-
755413.1

     Gain (or loss) realized on a sale, maturity or redemption of the Bonds or on a sale or redemption of a Unit of the Trust is, however, includable in gross income as capital gain (or loss) for federal, state and local income tax purposes assuming that the Unit is held as a capital asset. Such gain (or loss) may be long- or short-term depending on the facts and circumstances. Such gain (or loss) does not include any amount received in respect of accrued interest, accrued original issue discount or accrued market discount (which is taxable at ordinary income tax rates). Bonds selling at a market discount tend to increase in market value as they approach maturity when the principal amount is payable, thus increasing the potential for taxable income on gain (or reducing the potential for loss) on their redemption, maturity or sale. Long-term capital gains realized by individuals will be taxed at a maximum federal income tax rate of 28% (or 20%, if the asset has been held for more than 18 months), while ordinary income received by individuals will be taxed at a maximum federal income tax rate of 39.6%. Pending legislation would generally eliminate the 18 month holding period requirement, and provide generally that long-term capital gains of noncorporate taxpayers will be taxed at a maximum federal income tax rate of 20%.

                                       -5-
755413.1

                          INDEPENDENT AUDITORS' REPORT

                        ===============================



The Sponsors, Trustee and Unit Holders of Empire State Municipal Exempt Trust, Guaranteed Series 106:

We have audited the accompanying statement of net assets of Empire State Municipal Exempt Trust, Guaranteed Series 106, including the bond portfolio, as of May 31, 1998, and the related statements of operations and changes in net assets for the years ended May 31, 1998, 1997 and 1996. These financial statements are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1998, by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Empire State Municipal Exempt Trust, Guaranteed Series 106 as of May 31, 1998, and the results of its operations and changes in net assets for the years ended May 31, 1998, 1997 and 1996, in conformity with generally accepted accounting principles.




BDO Seidman, LLP


New York, New York
June 30, 1998


                                       -6-
755413.1

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 106

                             STATEMENT OF NET ASSETS
                                  MAY 31, 1998


                      ====================================







INVESTMENTS IN SECURITIES, at market
  value (cost $8,908,225).........................   $10,026,578
ACCRUED INTEREST RECEIVABLE.......................       196,043
                                                     -----------
        Total trust property......................    10,222,621
LESS - ACCRUED EXPENSES AND OTHER LIABILITIES.....       131,388
                                                     -----------
NET ASSETS........................................   $10,091,233
                                                     ===========





NET ASSETS REPRESENTED BY:

                                               Monthly             Semi-annual
                                             distribution         distribution
                                                 plan                 plan                 Total
                                             ------------         ------------             -----
VALUE OF FRACTIONAL UNDIVIDED
   INTERESTS.......................          $6,095,655            $3,839,559           $ 9,935,214
UNDISTRIBUTED NET INVESTMENT
   INCOME..........................              42,271               113,748               156,019
                                             ----------            ----------           -----------
      Total value..................          $6,137,926            $3,953,307           $10,091,233
                                             ==========            ==========           ===========

UNITS OUTSTANDING..................               5,809                 3,659                 9,468
                                             ==========            ==========           ===========
VALUE PER UNIT.....................          $ 1,056.62            $ 1,080.43
                                             ==========            ==========


                 See accompanying notes to financial statements.

                                       -7-
755413.1

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 106

                            STATEMENTS OF OPERATIONS


                     ======================================


                                                                              Year ended May 31,
                                                           ------------------------------------------------
                                                               1998                1997             1996
                                                            ----------          ----------       ----------
INVESTMENT INCOME - INTEREST.............................  $ 577,911             $590,073         $ 591,731
                                                           ---------             --------         ---------

EXPENSES:
   Trustee fees..........................................     14,364               13,838            12,614
   Evaluation fees.......................................      1,126                1,042             1,193
   Insurance premiums....................................      7,344                7,648             7,661
   Sponsors' advisory fees...............................      2,492                2,487             3,248
   Auditors' fees........................................      1,800                1,924             1,800
                                                            --------             --------           -------

               Total expenses............................     27,126               26,939            26,516
                                                            --------             --------           -------

NET INVESTMENT INCOME....................................    550,785              563,134           565,215

 REALIZED GAIN ON SECURITIES SOLD OR
   REDEEMED (Note 3).....................................     29,998                  556               354

 NET CHANGE IN UNREALIZED MARKET
   APPRECIATION (DEPRECIATION)...........................    567,872              345,784          (119,019)
                                                            --------             --------         ---------

 NET INCREASE IN NET ASSETS RESULTING                     $1,148,655             $909,474         $ 446,550
   FROM OPERATIONS....................................... ==========             ========         =========


                 See accompanying notes to financial statements.

                                       -8-
755413.1

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 106

                       STATEMENTS OF CHANGES IN NET ASSETS

                     ======================================


                                                                              Year ended May 31,
                                                           ------------------------------------------------
                                                               1998                  1997             1996
                                                            ----------            ----------       ----------

OPERATIONS:
   Net investment income................................. $   550,785             $  563,134        $  565,215
   Realized gain on securities sold or redeemed..........      29,998                    556               354
   Net change in unrealized market appreciation
     (depreciation)......................................     567,872                345,784          (119,019)
                                                          -----------             ----------        -----------
     Net increase in net assets resulting from
        operations.......................................   1,148,655                909,474           446,550

 DISTRIBUTIONS TO UNIT HOLDERS OF NET
   INVESTMENT INCOME.....................................    (559,904)              (566,365)         (565,956)

CAPITAL SHARE TRANSACTIONS:
   Redemption of 455, 39 and 35..........................    (471,880)               (38,414)          (34,443)
                                                          -----------             ----------        -----------
NET INCREASE (DECREASE) IN NET ASSETS....................     116,871                304,695          (153,849)

NET ASSETS:
   Beginning of year....................................    9,974,362              9,669,667         9,823,516
                                                          -----------             ----------        ----------
   End of year.........................................   $10,091,233             $9,974,362        $9,669,667
                                                          ===========             ==========        ==========
DISTRIBUTION PER UNIT (Note 2):
   Interest:
     Monthly plan......................................        $56.46                 $56.49            $56.45
     Semi-annual plan..................................        $56.98                 $56.94            $56.94



                See accompanying notes to financial statements.

755413.1

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 106

                          NOTES TO FINANCIAL STATEMENTS

                     ======================================


NOTE 1 - ACCOUNTING POLICIES
----------------------------

     General
     -------

          The Trust is registered under the Investment Company Act of 1940.


     Securities
     ----------


     Securities are stated at bid side market value as determined by an independent outside evaluator. Securities transactions are recorded on trade date. The difference between cost and market value is reflected as unrealized appreciation (depreciation) of investments. Realized gains (losses) from securities transactions are determined on the basis of average cost of the securities sold or redeemed. Interest income and expenses are recorded on the accrual basis.


        Taxes on income
        ---------------

     The Trust is not subject to taxes on income and, accordingly, no provision has been made.


NOTE 2 - DISTRIBUTIONS
----------------------


     Interest received by the Trust is distributed to Unit holders either semi-annually on the first day of June and December or, if elected by the Unit holder, on the first day of each month, after deducting applicable expenses. No principal distributions resulting from the sale or redemption of securities, were made in the years ended May 31, 1998, 1997 and 1996.



NOTE 3 - BONDS SOLD OR REDEEMED
-------------------------------

 Port-
 folio    Principal       Date                                                                                Realized
  No.      Amount       Redeemed                Description                     Net Proceeds       Cost          Gain
  ---      ------       --------                -----------                     ------------       ----          ----

Year ended May 31, 1998:

 6    $  15,000  7/18/97     The City of New York General Obligation            $  16,395        $  15,547       $  848
                                    Bonds Fiscal 1992 Series H

 2       30,000 10/20/97     Metropolitan Transportation Authority,                33,105           30,150        2,955
                                    Transit Facilities Revenue Bonds, Series O
                                    (MBIA Insured)

 6       65,000 10/20/97     The City of New York General Obligation               71,728           67,373        4,355
                                    Bonds Fiscal 1992 Series H


                                      -10-
755413.1

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 106

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)

                     ======================================



NOTE 3 - BONDS SOLD OR REDEEMED (Continued)
-------------------------------------------

 Port-
 folio    Principal       Date                                                                                  Realized
  No.      Amount       Redeemed                Description                     Net Proceeds     Cost            Gain
  ---      ------       --------                -----------                     ------------     ----           --------

Year ended May 31, 1998 (continued):

 2    $105,000   12/9/97      Metropolitan Transportation Authority,            $117,180         $105,525        $11,655
                                    Transit Facilities Revenue Bonds, Series O
                                    (MBIA Insured)

 2     40,000    1/15/98      Metropolitan Transportation Authority,              45,120           40,200          4,920
                                    Transit Facilities Revenue Bonds, Series O
                                    (MBIA Insured)

 6     10,000    2/6/98       The City of New York General Obligation             10,875           10,365            510
                                    Bonds Fiscal 1992 Series H

 6     50,000    4/7/98       The City of New York General Obligation             54,750           51,825          2,925
                                    Bonds Fiscal 1992 Series H

 2     20,000    5/15/98      Metropolitan Transportation Authority,              21,620           20,100          1,520
                                    Transit Facilities Revenue Bonds, Series O
                                    (MBIA Insured)

 6     10,000    5/15/98      The City of New York General Obligation             10,675           10,365            310
                                    Bonds Fiscal 1992 Series H
       --------                                                                 --------         --------        -------
       $345,000                                                                 $381,448         $351,450        $29,998
       ========                                                                 ========         ========        =======




                                      -11-
755413.1

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 106

                          NOTES TO FINANCIAL STATEMENTS
                                   (Concluded)

                     ======================================





NOTE 4 - NET ASSETS
-------------------

    Cost of 10,000 units at Date of Deposit            $  9,814,280
    Less gross underwriting commission                      480,800
                                                      -------------

         Net cost - initial offering price                9,333,480

    Realized net gain on securities sold or redeemed         30,908
    Redemption of 532 units                                (547,527)
    Unrealized market appreciation of securities          1,118,353
    Undistributed net investment income                     156,019
                                                      -------------

             Net assets                                 $10,091,233
                                                      =============



NOTE 5 - SUBSEQUENT EVENT
-------------------------

     On June 1, 1998, a monthly and semi-annual income distribution of $4.70 and $28.49 per unit was paid to all monthly and semi-annual distribution plan Unit holders of record on May 15, 1998.



                                      -12-
755413.1

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 106

                            TAX-EXEMPT BOND PORTFOLIO
                                  MAY 31, 1998

                     ======================================

Port-               Aggregate                                              Date of
folio   Rating      Principal      Name of Issuer and            Coupon    Maturity
 No.   (Note A)       Amount       Title of Bond                  Rate      (Note B)
 1      AAA         $1,850,000     New York State Energy         7.200%    7/1/29
                                   Research and Development
                                   Authority, Pollution
                                   Control Refunding Revenue
                                   Bonds (Niagara Mohawk
                                   Power Corporation
                                   Project), 1994 Series A
                                   (FGIC Insured)

 2      AAA          1,755,000     Metropolitan Transportation    6.375    7/1/20
                                   Authority, Transit Facilities
                                   Revenue Bonds, Series O
                                   MBIA Insured)

 3      AAA          1,930,000     New York State Energy          6.050    4/1/34
                                   Research and Development
                                   Authority, Pollution
                                   Control Refunding Revenue
                                   Bonds (New York State
                                   Electric and Gas
                                   Corporation Project), 1994
                                   Series A (MBIA Insured)



          Redemption Features                                Market Value
 Port-    S.F. - Sinking Fund                                   as of          Annual Interest
 folio    Opt. - Optional Call          Cost of Bonds          May 31,            Income to
  No.         (Note B)                     to Trust             1998              Trust
 -----    --------------------          -------------        -----------       ---------------
 1       No Sinking Fund                $2,020,385         $ 2,104,560           $133,200
         07/01/04 @ 102 Opt.







 2      07/01/15 @ 100 S. F.             1,763,775           1,978,254            111,881
        07/01/04 @ 101.5 Opt.



 3      No Sinking Fund                  1,852,800           2,079,266            116,765
        04/01/04 @ 102 Opt.



                                      -13-
755413.1

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 106

                            TAX-EXEMPT BOND PORTFOLIO
                                  MAY 31, 1998
                                   (Continued)

                     ======================================



Port-               Aggregate                                                   Date of
folio   Rating      Principal      Name of Issuer and                Coupon    Maturity
 No.   (Note A)       Amount         Title of Bond                    Rate      (Note B)
 ---   --------       ------         -------------                    ----      --------

 4      AAA         $1,750,000         New York City                  5.500%    6/15/23
                                       Municipal Water
                                       Finance Authority,
                                       Water and Sewer
                                       System Revenue
                                       Bonds, Fixed
                                       Rate Fiscal 1994
                                       Series F (MBIA
                                       Insured)

 5      AAA            300,000         Dormitory Authority of the      0.000    5/15/23
                                       State of New York, State
                                       University Educational
                                       Facilities Revenue Bonds,
                                       Series 1994A (MBIA
                                       Insured)

 6       A3            100,000         The City of New York,           7.000     2/1/17
                                       General Obligation Bonds,
                                       Fiscal 1992 Series H


          Redemption Features                                Market Value
 Port-    S.F. - Sinking Fund                                   as of          Annual Interest
 folio    Opt. - Optional Call          Cost of Bonds          May 31,            Income to
  No.         (Note B)                     to Trust             1998              Trust
 -----    --------------------          -------------        -----------       ---------------
 4       06/15/21 @ 100 S.F.            $1,554,000         $ 1,800,855             $  96,250
         06/15/04 @ 101.5 Opt.







 5      No Sinking Fund                    54,000               82,233                   -
        No Optional Call



 6      No Sinking Fund                    103,650             108,998              7,000
        02/01/02 @ 101.5



                                      -14-
755413.1

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 106

                            TAX-EXEMPT BOND PORTFOLIO
                                  MAY 31, 1998
                                   (Continued)

                     ======================================

Port-               Aggregate                                                   Date of
folio   Rating      Principal      Name of Issuer and                Coupon    Maturity
 No.   (Note A)       Amount         Title of Bond                    Rate      (Note B)
 ---   --------     ----------     ------------------                ------    ----------

 7       A-         $1,900,000         New York State Medical         5.250%     8/15/23
                                       Care Facilities Finance
                                       Agency, Mental Health
                                       Services Facilities
                                       Improvement Revenue
                                       Bonds, 1994 Series A
                    ----------
                    $9,585,000
                    ==========



          Redemption Features                                Market Value
 Port-    S.F. - Sinking Fund                                   as of          Annual Interest
 folio    Opt. - Optional Call          Cost of Bonds          May 31,            Income to
  No.         (Note B)                     to Trust             1998              Trust
 -----    --------------------          -------------        -----------       ---------------
 7       02/15/15 @ 100 S.F               $1,559,615         $ 1,872,412           $ 99,750
         02/15/04 @ 102 Opt.




                                          ----------        -----------           --------
                                          $8,908,225        $10,026,578           $564,846
                                          ==========        ===========           ========



                                      -15-
755413.1

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 106


                            TAX-EXEMPT BOND PORTFOLIO
                                  MAY 31, 1998
                                   (Continued)


                     ======================================



                       NOTES TO TAX-EXEMPT BOND PORTFOLIO

(A) A description of the rating symbols and their meanings appears under "Description of Bond Ratings" in Part II of this Prospectus. Ratings are by Standard & Poor's, except for those indicated by an asterisk (*), which are by Moody's Investors Service, Inc. ("Moody's"). Certain bond ratings have changed since the Date of Deposit, at which time all such bonds were rated A or better by either Standard & Poor's or Moody's.

(B) Bonds may be redeemable prior to maturity from a sinking fund (mandatory partial redemption) (S.F.) or at the stated optional call (at the option of the issuer) (Opt.) or by refunding. Certain bonds in the portfolio may be redeemed earlier than dates shown in whole or in part under certain unusual or extraordinary circumstances as specified in the terms and provisions of such bonds. Single-family mortgage revenue bonds and housing authority bonds are most likely to be called subject to such provisions, but other bonds may have similar call features.

                                      -16-
755413.1

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 107


Prospectus, Part I                 9,230 Units        Dated: September 28, 1998


             NOTE: Part I of this Prospectus may not be distributed
                         unless accompanied by Part II.


     This Prospectus consists of two parts. The first part contains a "Summary of Essential Financial Information" on the reverse hereof as of June 30, 1998 and a summary of additional specific information including "Special Factor Concerning the Portfolio" and audited financial statements of the Trust including the related bond portfolio, as of May 31, 1998. The second part of this Prospectus contains a general summary of the Trust and "Special Factors Affecting New York."


     The Trust is a unit investment trust formed for the purpose of obtaining tax-exempt interest income through investment in a diversified, insured portfolio of long-term bonds, issued by or on behalf of the State of New York and counties, municipalities, authorities or political subdivisions thereof of issued by certain United States territories or possessions and their public authorities (the "Bonds"). See Part II under "The Trust." The Bonds deposited in the portfolio of the Trust are sometimes referred to herein as the "Securities". Insurance guaranteeing the payment of principal and interest on the Securities while in the Trust has been obtained by the Trust from the Insurer as set forth in Part II under "Insurance on the Bonds." Such insurance does not guarantee the market value of the Securities or the Units offered hereby. The payment of interest and the preservation of principal are, of course, dependent upon the continuing ability of the issuers of the Bonds and any other insurer to meet their obligations. As a result of the insurance on the Bonds, the Units are rated "AAA" by Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies ("Standard & Poor's").


     In the opinion of special counsel for the Sponsors as of the Date of Deposit, interest on the Bonds which is exempt from federal income tax whenreceived by the Trust will be excludable from the federal gross income of the Unit holders and, with certain exceptions, interest income to the Unit holdersis generally exempt from all New York State and New York City income taxes. Capital gains, if any, are subject to tax. See Part II under "Tax Status."

     Offering. The initial public offering of Units in the Trust has been completed. The Units offered hereby are issued and outstanding Units which have been acquired by the Sponsors either by purchase from the Trustee of Units tendered for redemption or in the secondary market. See Part II under "Rights of Unit Holders -- Redemption -- Purchase by the Sponsors of Units Tendered for Redemption" and "Public Offering -- Market for Units." The price at which the Units offered hereby were acquired was not less than the redemption price determined as described herein. See Part II under "Rights of Unit Holders -- Redemption -- Computation of Redemption Price per Unit."

     The Public Offering Price of the Units is based on the aggregate bid price of the Securities in the Trust divided by the number of Units outstanding, plus a sales charge determined on the basis of the maturities of the Securities in the Trust. See "Public Offering -- Offering Price" in Part II of this Prospectus.

     Market for Units. The Sponsors, although they are not obligated to do so, intend to maintain a secondary market for the Units at prices based upon the aggregate bid price of the Securities in the Trust plus accrued interest to the date of settlement, as more fully described in Part II under "Public Offering -- Market for Units." If such a market is not maintained, a Unit holder may be able to dispose of his Units only through redemption at prices based upon the aggregate bid price of the underlying Securities. The purchase price of the Securities in the Trust, if they were available for direct purchase by investors, would not include the sales charges included in the Public Offering Price of the Units.

     Investors should retain both Parts of this Prospectus for future reference.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

755418.1

           EMPIRE STATE MUNICIPAL EXEMPT TRUST, GUARANTEED SERIES 107


                   SUMMARY OF ESSENTIAL FINANCIAL INFORMATION
                                AT JUNE 30, 1998


                   SPONSORS:  GLICKENHAUS & CO.
                              LEBENTHAL & CO., INC.

               AGENT FOR SPONSORS:  GLICKENHAUS & CO.
                          TRUSTEE:  THE BANK OF NEW YORK
                        EVALUATOR:  MULLER DATA CORPORATION



Aggregate Principal Amount of Bonds in the Trust:                 $   9,355,000
Number of Units:                                                          9,230
Fractional Undivided Interest in the Trust Per Unit:                    1/9,230
Total Value of Securities in the Portfolio (Based on Bid Side
    Evaluations of Securities):                                   $9,784,739.37
                                                                   ============
Sponsors' Repurchase Price Per Unit:                              $    1,060.10
Plus Sales Charge(1):                                                     48.30
                                                                   ------------
Public Offering Price Per Unit(2):                                $    1,108.40
                                                                   ============
Redemption Price Per Unit(3):                                     $    1,060.10
Excess of Public Offering Price Over Redemption Price Per Unit:   $       48.30
Weighted Average Maturity of Bonds in the Trust:                   21.067 years


Evaluation Time:              2:00 p.m., New York Time, on the day next
                              following receipt by a Sponsor of an order for a Unit sale or purchase or by the Trustee of a Unit tendered for redemption.

Annual Insurance Premium:     $6,919

Evaluator's Fee:              $.55 for each  issue  of Bonds in the  Trust  for
                              each daily valuation.

Trustee's Annual Fee:         For each $1,000  principal amount of Bonds in the
                              Trust, $1.33 under the monthly and $.93 under the semi-annual distribution plan.

Sponsors' Annual Fee:         Maximum of $.25 per $1,000 face amount of
                              underlying securities.

Date of Deposit:              August 16, 1994

Date of Trust Agreement:      August 16, 1994

Mandatory Termination Date:   December 31, 2043

Minimum Principal
  Distribution:               $1.00 per Unit

Minimum Value of the Trust
  under which Trust
  Agreement may be
  Terminated:                 $2,000,000

                                       -2-
755418.1

           EMPIRE STATE MUNICIPAL EXEMPT TRUST, GUARANTEED SERIES 107

                   SUMMARY OF ESSENTIAL FINANCIAL INFORMATION
                                AT JUNE 30, 1998
                                   (Continued)


                                                                                Monthly                 Semi-annual
                                                                                -------                 -----------

P    Estimated Annual Interest Income:                                           $59.62                   $59.62
         Less Annual Premium on Portfolio Insurance                                 .75                      .75
E        Less Estimated Annual Expenses                                            2.10                     1.59
                                                                                 ------                   ------

R    Estimated Net Annual Interest Income:                                       $56.77                   $57.28
                                                                                 ======                   ======


U    Estimated Interest Distribution:                                            $ 4.73                  $28.64

N    Estimated Current Return Based on Public Offering Price (4):                  5.12%                   5.17%

I
     Estimated Long-Term Return Based on Public Offering Price (5):                4.34%                   4.38%

T
     Estimated Daily Rate of Net Interest Accrual:                               $.15769                  $.15911

     Record Dates:                                                               15th Day of Month        15th Day of May
                                                                                                           and November
     Payment Dates:                                                              1st Day of Month         1st Day of June
                                                                                                           and December


--------------
1. The sales charge is determined based on the maturities of the underlying securities in the portfolio. See "Public Offering -- Offering Price" in Part II of this Prospectus.


2. Plus accrued interest to July 6, 1998, the expected date of settlement, of $3.28 monthly and $8.08 semi-annually.


3. Based solely upon the bid side evaluations of the portfolio securities. Upon tender for redemption, the price to be paid will include accrued interest as described in Part II under "Rights of Unit Holders -- Redemption -- Computation of Redemption Price per Unit."

4. Estimated Current Return is calculated by dividing the estimated net annual interest income received in cash per Unit by the Public Offering Price. Interest income per Unit will vary with changes in fees and expenses of the Trustee and the Evaluator, and with the redemption, maturity, exchange or sale of Securities. This calculation, which includes cash income accrual only, does not include discount accretion on original issue discount bonds or on zero coupon bonds or premium amortization on bonds purchased at a premium. See "Tax Status" and "Estimated Current Return and Estimated Long-Term Return to Unit Holders" in Part II of this Prospectus.

5. Estimated Long-Term Return is calculated by using a formula that takes into account the yields (including accretion of discounts and amortization of premiums) of the individual Bonds in the Trust's portfolio, weighted to reflect the market value and time to maturity (or, in certain cases, to earlier call date) of such Bonds, adjusted to reflect the Public Offering Price (including sales charge and expenses) per Unit. See "Estimated Current Return and Estimated Long-Term Return to Unit Holders" in Part II of this Prospectus.

                                       -3-
755418.1

     Portfolio Information
     ---------------------


     On May 31, 1998, the bid side valuation of 20.0% of the aggregate principal amount of Bonds in the Portfolio for this Trust was at a discount from par and 80.0% was at a premium over par. See Note (B) to "Tax-Exempt Bond Portfolio" for information concerning call and redemption features of the Bonds.

     Special Factors Concerning the Portfolio
     ----------------------------------------

     The Portfolio consists of 7 issues of Bonds issued by entities located in New York or certain United States territories or possessions. The following information is being supplied to inform Unit holders of circumstances affecting the Trust. 10.0% of the aggregate principal amount of the Bonds in the Portfolio are payable from appropriations. 90.0% of the aggregate principal amount of the Bonds in the Portfolio are payable from the income of specific projects or authorities and are not supported by the issuers' power to levy taxes.

     Although income to pay such Bonds may be derived from more than one source, the primary sources of such income, the number of issues (and the related dollar weighted percentage of such issues) deriving income from such sources and the purpose of issue are as follows: Appropriations, 1 (10.0%); Revenue: Health Care, 1 (20.0%); Housing, 1 (6.9%); Water and Sewer, 1 (15.1%); Pollution Control, 1 (20.5%); Transportation, 1 (20.0%); and Special Tax, 1 (7.5%). The Trust is not deemed to be concentrated in any category.1 Four issues constituting 52.6% of the Bonds in the Portfolio are original issue discount bonds, of which none are zero coupon bonds. On May 31, 1998, 5 issues (72.5%) were rated AAA, 1 issue (20.0%) was rated A- by Standard & Poor's, and 1 issue (7.5%) was rated Aaa by Moody's Investors Service, Inc. ("Moody's").2 Subsequent to such date, such ratings may have changed. See "Tax-Exempt Bond Portfolio." For a more detailed discussion, it is recommended that Unit holders consult the official statements for each Security in the Portfolio of the Trust.

     Tax Status
     ----------

     Interest income on the Bonds contained in the Trust Portfolio is, in the opinion of bond counsel to the issuing governmental authorities, excludable from gross income under the Internal Revenue Code of 1986, as amended.
See "The Trust -- Portfolio" in Part II of this Prospectus.


------------
     1 A Trust is considered to be "concentrated" in a particular category or issuer when the Bonds in that category or of that issuer constitute 25% or more of the aggregate face amount of the Portfolio. See "The Trust -- General Considerations" in Part II of this Prospectus.

     2 For the meanings of ratings, see "Description of Bond Ratings" in Part II of this Prospectus.

                                       -4-
755418.1

     Gain (or loss) realized on a sale, maturity or redemption of the Bonds or on a sale or redemption of a Unit of the Trust is, however, includable in gross income as capital gain (or loss) for federal, state and local income tax purposes assuming that the Unit is held as a capital asset. Such gain (or loss) may be long- or short-term depending on the facts and circumstances. Such gain (or loss) does not include any amount received in respect of accrued interest, accrued original issue discount or accrued market discount (which is taxable at ordinary income tax rates). Bonds selling at a market discount tend to increase in market value as they approach maturity when the principal amount is payable, thus increasing the potential for taxable income on gain (or reducing the potential for loss) on their redemption, maturity or sale. Long-term capital gains realized by individuals will be taxed at a maximum federal income tax rate of 28% (or 20%, if the asset has been held for more than 18 months), while ordinary income received by individuals will be taxed at a maximum federal income tax rate of 39.6%. Pending legislation would generally eliminate the 18 month holding period requirement, and provide generally that long-term capital gains of noncorporate taxpayers will be taxed at a maximum federal income tax rate of 20%.

                                       -5-
755418.1

                          INDEPENDENT AUDITORS' REPORT
                          ============================


The Sponsors, Trustee and Unit Holders of Empire State Municipal Exempt Trust,
    Guaranteed Series 107:

     We have audited the accompanying statement of net assets of Empire State Municipal Exempt Trust, Guaranteed Series 107, including the bond portfolio, as of May 31, 1998, and the related statements of operations and changes in net assets for the years ended May 31, 1998, 1997 and 1996. These financial statements are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1998, by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Empire State Municipal Exempt Trust, Guaranteed Series 107 as of May 31, 1998, and the results of its operations and changes in net assets for the years ended May 31, 1998, 1997 and 1996, in conformity with generally accepted accounting principles.




BDO Seidman, LLP


New York, New York
June 30, 1998


                                       -6-
755418.1

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 107

                             STATEMENT OF NET ASSETS
                                  MAY 31, 1998
                       ===================================









INVESTMENTS IN SECURITIES, at market
value (cost $8,946,747).......................................     $10,027,481
ACCRUED INTEREST RECEIVABLE...................................         163,558
                                                                   -----------
        Total trust property..................................      10,191,039
LESS - ACCRUED EXPENSES AND OTHER LIABILITIES.................         135,129
                                                                   -----------
NET ASSETS....................................................     $10,055,910
                                                                   ===========





NET ASSETS REPRESENTED BY:


                                                                Monthly                 Semi-annual
                                                              distribution             distribution
                                                                  plan                     plan                    Total
                                                              ------------             ------------                -----

VALUE OF FRACTIONAL UNDIVIDED
   INTERESTS.....................................              $ 5,738,106              $ 4,156,713            $  9,894,819
UNDISTRIBUTED NET INVESTMENT
   INCOME........................................                   39,297                  121,794                 161,091
                                                               -----------              -----------            ------------
      Total value................................              $ 5,777,403              $ 4,278,507            $ 10,055,910
                                                               ===========              ===========            ============

UNITS OUTSTANDING................................                    5,421                    3,927                   9,348
                                                               ===========              ===========            ============

VALUE PER UNIT...................................              $  1,065.74              $  1,089.51
                                                               ===========              ===========





                 See accompanying notes to financial statements.

                                       -7-
755418.1

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 107

                            STATEMENTS OF OPERATIONS
                        ==================================




                                                                                    Year ended May 31,
                                                                      --------------------------------------------------

                                                                         1998                 1997              1996
                                                                      -----------         ------------       ----------

INVESTMENT INCOME - INTEREST...................................          $576,498            $ 588,134       $ 589,204
                                                                      -----------            ---------       ---------

EXPENSES:
   Trustee fees................................................            14,070               13,443          12,757
   Evaluation fees.............................................             1,028                1,050             816
   Insurance premiums..........................................             7,440                7,756           7,758
   Sponsors' advisory fees.....................................             2,471                2,487           3,375
   Auditors' fees..............................................             1,800                1,924           1,800
                                                                       ----------            ---------       ---------

               Total expenses..................................            26,809               26,660          26,506
                                                                       ----------            ---------       ---------

NET INVESTMENT INCOME..........................................           549,689              561,474         562,698

 REALIZED GAIN ON SECURITIES SOLD OR
   REDEEMED (Note 3)...........................................            21,776                1,254           1,196

 NET CHANGE IN UNREALIZED MARKET                                          597,838              333,888        (102,166)
                                                                       ----------            ---------       ---------
   APPRECIATION (DEPRECIATION) ................................

 NET INCREASE IN NET ASSETS RESULTING                                  $1,169,303            $ 896,616       $ 461,728
                                                                       ==========            =========       =========
   FROM OPERATIONS.............................................


                 See accompanying notes to financial statements.

                                       -8-
755418.1

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 107

                       STATEMENTS OF CHANGES IN NET ASSETS




                                                                                   Year ended
                                                                                    May 31,
                                                     ----------------------------------------------------------------------

                                                             1998                    1997                     1996
                                                             ----                    ----                     ----
OPERATIONS:
   Net investment income...........................        $   549,689          $     561,474               $   562,698
   Realized gain on securities sold or
     redeemed......................................             21,776                  1,254                     1,196
   Net change in unrealized market appreciation
     (depreciation)................................            597,838                333,888                 (102,166)
                                                             -------------          -------------             ------------
     Net increase in net assets resulting from
        operations.................................          1,169,303                896,616                   461,728

DISTRIBUTIONS TO UNIT HOLDERS OF
   NET INVESTMENT INCOME...........................           (561,160)              (563,932)                 (563,226)

CAPITAL SHARE TRANSACTIONS:
   Redemption of 564, 37 and 19 units..............           (591,110)               (37,025)                  (18,688)
                                                            -------------          -------------              ------------

 NET INCREASE (DECREASE) IN NET
   ASSETS..........................................              17,033                295,659                 (120,186)

NET ASSETS:
   Beginning of year...............................          10,038,877              9,743,218                 9,863,404
                                                            ------------           ------------               -----------
   End of year....................................          $10,055,910            $10,038,877                $9,743,218
                                                            ===========            ===========                ==========

DISTRIBUTIONS PER UNIT (Note 2):
   Interest:
     Monthly plan..................................              $56.37                 $56.34                    $56.35
     Semi-annual plan..............................              $56.86                 $56.84                    $56.84


                 See accompanying notes to financial statements.

755418.1

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 107

                          NOTES TO FINANCIAL STATEMENTS



NOTE 1 - ACCOUNTING POLICIES
----------------------------

        General
        -------

             The Trust is registered under the Investment Company Act of 1940.


        Securities
        ----------


     Securities are stated at bid side market value as determined by an independent outside evaluator. Securities transactions are recorded on trade date. The difference between cost and market value is reflected as unrealized appreciation (depreciation) of investments. Realized gains (losses) from securities transactions are determined on the basis of average cost of the securities sold or redeemed. Interest income and expenses are recorded on the accrual basis.


        Taxes on income
        ---------------

     The Trust is not subject to taxes on income and, accordingly, no provision has been made.


NOTE 2 - DISTRIBUTIONS
----------------------


     Interest received by the Trust is distributed to Unit holders either semi-annually on the first day of June and December or, if elected by the Unit holder, on the first day of each month, after deducting applicable expenses. No principal distributions, resulting from the sale or redemption of securities, were made in the years ended May 31, 1998, 1997 and 1996.



NOTE 3 - BONDS SOLD OR REDEEMED
-------------------------------


 Port-
 folio    Principal       Date                                                                                Realized
  No.      Amount       Redeemed                Description                     Net Proceeds       Cost          Gain
-------   --------      --------                -----------                     ------------       ----        ------

Year ended May 31, 1998:

6       $ 15,000    9/26/97      New York Local Government Assistance                $ 15,600      $ 15,188      $  412
                                     Corporation (a Public Benefit Corporation
                                     of the State of New York), Series 1991 C
                                     Bonds
6         70,000   10/20/97      New York Local Government Assistance                  74,200        70,875       3,325
                                     Corporation (a Public Benefit Corporation
                                     of the State of New York), Series 1991 C
                                     Bonds
4         15,000   11/28/97      New York State Urban Development                      15,173        14,153       1,020
                                     Corporation, Youth Facilities Revenue
                                     Bonds, Series 1994 (MBIA Insured)


                                      -10-
755418.1

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 107

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)





NOTE 3 - BONDS SOLD OR REDEEMED (Continued)


 Port-
 folio    Principal       Date                                                                                     Realized
  No.      Amount       Redeemed                Description                     Net Proceeds        Cost           Gain
-------   --------      --------                -----------                     ------------        ----           ------

Year ended May 31, 1998 (continued):

   6       $100,000    12/9/97      New York Local Government Assistance          $106,400           $101,250        $ 5,150
                                      Corporation (a Public Benefit Corporation
                                      of the State of New York), Series 1991 C
                                      Bonds
   1         35,000     1/15/98     Metropolitan Transportation Authority,          39,480             35,560          3,920
                                      Transit Facilities Revenue Bonds, Series 0
                                      (MBIA Insured)
   6         60,000     2/6/98      New York Local Government Assistance            63,600             60,750          2,850
                                      Corporation (a Public Benefit Corporation
                                      of the State of New York), Series 1991 C
                                      Bonds
   6         85,000     3/13/98     New York Local Government Assistance            89,675             86,063          3,612
                                      Corporation (a Public Benefit Corporation
                                      of the State of New York), Series 1991 C
                                      Bonds
   6         35,000     4/7/98      New York Local Government Assistance            36,575             35,438          1,137
                                      Corporation (a Public Benefit Corporation
                                      of the State of New York), Series 1991 C
                                      Bonds
   6         20,000     5/15/98     New York Local Government Assistance            20,600             20,250            350
                                      Corporation (a Public Benefit Corporation
                                      of the State of New York), Series 1991 C
                                      Bonds

           --------                                                               --------           --------        -------
           $435,000                                                               $461,303           $439,527        $21,776
           ========                                                               ========           ========        =======


                                      -11-
755418.1

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 107

                          NOTES TO FINANCIAL STATEMENTS
                                   (Concluded)






NOTE 4 - NET ASSETS
-------------------

        Cost of 10,000 units at Date of Deposit                  $ 9,955,251
        Less gross underwriting commission                           487,700
                                                                ------------

                  Net cost - initial offering price                9,467,551

        Realized gain on securities sold or redeemed                  22,174
        Redemption of 652 units                                    (675,640)
        Unrealized market appreciation of securities               1,080,734
        Undistributed net investment income                          161,091
                                                                ------------

                  Net assets                                     $10,055,910
                                                                 ===========

NOTE 5 - SUBSEQUENT EVENT
-------------------------

     On June 1, 1998, a monthly and semi-annual income distribution of $4.69 and $28.43 per unit was paid to all monthly and semi-annual distribution plan Unit holders of record on May 15, 1998.



                                      -12-
755418.1

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 107

                            TAX-EXEMPT BOND PORTFOLIO
                                  MAY 31, 1998



                                                                                                 Redemption Features
 Port-                Aggregate            Name of Issuer and                        Date of     S.F. - Sinking Fund
 folio   Rating       Principal               Title of Bond               Coupon    Maturity     Opt. - Optional Call
  No.   (Note A)        Amount                                              Rate     (Note B)        (Note B)
 -----  --------     -----------          -------------------             -------   ---------     --------------------     -

   1      AAA         $1,895,000      Metropolitan Transportation         6.375%     07/01/20     07/01/15 @ 100 S.F.
                                       Authority, Transit Facilities                              07/01/04 @ 101.5 Opt.
                                       Revenue Bonds, Series 0
                                       (MBIA Insured)
   2      AAA            655,000      New York State Housing               6.350     08/15/23     02/15/15 @ 100 S.F
                                       Finance Agency, Insured                                    08/15/04 @ 102 Opt.
                                       Multi-Family Mortgage
                                       Housing Revenue Bonds,
                                       1994 Series B (AMBAC
                                       Insured) (Delayed
                                       Settlement)
   3      AAA          1,940,000      New York State Energy                6.050     04/01/34     No Sinking Fund
                                       Research and Development                                   04/01/04 @ 102 Opt.
                                       Authority, Pollution
                                       Control Refunding Revenue
                                       Bonds (New York State
                                       Electric & Gas Corporation
                                       Project), 1994 Series A
                                       (MBIA Insured)


                              Market Value
 Port-                           as of          Annual Interest
 folio    Cost of Bonds         May 31,            Income to
  No.       to Trust             1998              Trust
 -----    -------------       -------------     ---------------

   1         $1,925,320        2,136,063           $120,806




   2            654,673          692,741             41,592






   3          1,883,158        2,090,040            117,370



755418.1

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 107

                            TAX-EXEMPT BOND PORTFOLIO
                                  MAY 31, 1998
                                   (Continued)



                                                                                                 Redemption Features
 Port-                Aggregate                                                      Date of     S.F. - Sinking Fund
 folio   Rating       Principal            Name of Issuer and             Coupon    Maturity     Opt. - Optional Call        C
  No.   (Note A)        Amount               Title of Bond                 Rate     (Note B)        (Note B)
 -----  --------     -----------          -------------------             -------   ---------     --------------------       -

   4      AAA         $   945,000      New York State Urban                5.700%     04/01/14     04/01/10 @ 100 S.F.
                                         Development Corporation,                                  04/01/04 @ 102 Opt.
                                         Youth Facilities Revenue
                                         Bonds, Series 1994 (MBIA
                                         Insured)
   5      AAA           1,435,000      New York City Municipal             5.500     06/15/23      06/15/21 @ 100 S.F.
                                         Water Finance Authority,                                  06/15/04 @ 101.5 Opt.
                                         Water and Sewer System
                                         Revenue Bonds, Fixed Rate
                                         Fiscal 1994 Series F
                                         (MBIA Insured)
   6      Aaa*            710,000      New York Local                      6.500     04/01/15      04/01/11 @ 100 S.F
                                         Government Assistance                                     04/01/01 @ 100 Opt.
                                         Corporation (A Public
                                         Benefit Corporation of the
                                         State of New York),
                                         Series 1991C Bonds
   7       A-           1,900,000        New York State Medical            5.250     08/15/23      02/15/15 @ 100 S.F.
                                         Care Facilities Finance                                   02/15/04 @ 102 Opt.
                                         Agency Mental Health
                                         Services Facilities
                                         Improvement Revenue
                                         Bonds, 1994 Series A
                      ------------
                      $ 9,480,000
                      ===========



Port-                           Market Value      Annual Interest
folio     Cost of Bonds          as of               Income to
 No.      to Trust              May 31,1998            Trust
-----     -------------       --------------     ---------------


  4           891,730          $1,002,409           $ 53,865



  5         1,291,887           1,476,701             78,925




  6           718,875             757,115             46,150




  7         1,581,104           1,872,412             99,750





          ----------         -----------           --------
          $8,946,747         $10,027,481           $558,458
          ==========         ===========           ========



                                      -14-
755418.1

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 107


                            TAX-EXEMPT BOND PORTFOLIO
                                  MAY 31, 1998
                                   (Continued)


                    ========================================



                       NOTES TO TAX-EXEMPT BOND PORTFOLIO

(A) A description of the rating symbols and their meanings appears under "Description of Bond Ratings" in Part II of this Prospectus. Ratings are by Standard & Poor's, except for those indicated by an asterisk (*), which are by Moody's Investors Service, Inc. ("Moody's"). Certain bond ratings have changed since the Date of Deposit, at which time all such bonds were rated A or better by either Standard & Poor's or Moody's.

(B) Bonds may be redeemable prior to maturity from a sinking fund (mandatory partial redemption) (S.F.) or at the stated optional call (at the option of the issuer) (Opt.) or by refunding. Certain bonds in the portfolio may be redeemed earlier than dates shown in whole or in part under certain unusual or extraordinary circumstances as specified in the terms and provisions of such bonds. Single-family mortgage revenue bonds and housing authority bonds are most likely to be called subject to such provisions, but other bonds may have similar call features.

                                      -15-
755418.1

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 108


Prospectus, Part I            9,030 Units              Dated: September 28, 1998


             NOTE: Part I of this Prospectus may not be distributed
                         unless accompanied by Part II.


     This Prospectus consists of two parts. The first part contains a "Summary of Essential Financial Information" on the reverse hereof as of June 30, 1998 and a summary of additional specific information including "Special Factors Concerning the Portfolio" and audited financial statements of the Trust, including the related bond portfolio, as of May 31, 1998. The second part of this Prospectus contains a general summary of the Trust and "Special Factors Affecting New York."


     The Trust is a unit investment trust formed for the purpose of obtaining tax-exempt interest income through investment in a diversified, insured portfolio of long-term bonds, issued by or on behalf of the State of New York and counties, municipalities, authorities or political subdivisions thereof or issued by certain United States territories or possessions and their public authorities (the "Bonds"). See Part II under "The Trust." The Bonds deposited in the portfolio of the Trust are sometimes referred to herein as the "Securities." Insurance guaranteeing the payment of principal and interest on the Securities while in the Trust has been obtained by the Trust from the Insurer as set forth in Part II under "Insurance on the Bonds." Such insurance does not guarantee the market value of the Securities or the Units offered hereby. The payment of interest and the preservation of principal are, of course, dependent upon the continuing ability of the issuers of the Bonds and any other insurer to meet their obligations. As a result of the insurance on the Bonds, the Units are rated "AAA" by Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies ("Standard & Poor's").

     In the opinion of special counsel for the Sponsors as of the Date of Deposit, interest on the Bonds which is exempt from federal income tax when received by the Trust will be excludable from the federal gross income of the Unit holders and, with certain exceptions, interest income to the Unit holders is generally exempt from all New York State and New York City income taxes. Capital gains, if any, are subject to tax. See Part II under "Tax Status."

     Offering. The initial public offering of Units in the Trust has been completed. The Units offered hereby are issued and outstanding Units which have been acquired by the Sponsors either by purchase from the Trustee of Units tendered for redemption or in the secondary market. See Part II under "Rights of Unit Holders -- Redemption -- Purchase by the Sponsors of Units Tendered for Redemption" and "Public Offering -- Market for Units." The price at which the Units offered hereby were acquired was not less than the redemption price determined as described herein. See Part II under "Rights of Unit Holders -- Redemption -- Computation of Redemption Price per Unit."

     The Public Offering Price of the Units is based on the aggregate bid price of the Securities in the Trust divided by the number of Units outstanding, plus a sales charge determined on the basis of the maturities of the Securities in the Trust. See "Public Offering -- Offering Price" in Part II of this Prospectus.

     Market for Units. The Sponsors, although they are not obligated to do so, intend to maintain a secondary market for the Units at prices based upon the aggregate bid price of the Securities in the Trust plus accrued interest to the date of settlement, as more fully described in Part II under "Public Offering -- Market for Units." If such a market is not maintained, a Unit holder may be able to dispose of his Units only through redemption at prices based upon the aggregate bid price of the underlying Securities. The purchase price of the Securities in the Trust, if they were available for direct purchase by investors, would not include the sales charges included in the Public Offering Price of the Units.

     Investors should retain both Parts of this Prospectus for future reference.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

755422.1

           EMPIRE STATE MUNICIPAL EXEMPT TRUST, GUARANTEED SERIES 108


                   SUMMARY OF ESSENTIAL FINANCIAL INFORMATION
                                AT JUNE 30, 1998

                         SPONSORS:  GLICKENHAUS & CO.
                                    LEBENTHAL & CO., INC.

               AGENT FOR SPONSORS:  GLICKENHAUS & CO.
                          TRUSTEE:  THE BANK OF NEW YORK
                        EVALUATOR:  MULLER DATA CORPORATION



Aggregate Principal Amount of Bonds in the Trust:              $      9,190,000
Number of Units:                                                          9,030
Fractional Undivided Interest in the Trust Per Unit:                    1/9,030
Total Value of Securities in the Portfolio (Based on Bid Side
    Evaluations of Securities):                                $   9,476,795.65
                                                               ================
Sponsors' Repurchase Price Per Unit:                           $       1,049.48
Plus Sales Charge(1):                                                     43.13
                 --                                            ----------------
Public Offering Price Per Unit(2):                             $       1,092.61
                              ==                               ================
Redemption Price Per Unit(3):                                  $       1,049,48
Excess of Public Offering Price Over Redemption Price          $          43.13
Per Unit
Weighted Average Maturity of Bonds in the Trust:                   15.125 years


Evaluation Time:               2:00  p.m.,  New  York  Time,  on the  day  next
                               following receipt by a Sponsor of an order for a Unit sale or purchase or by the Trustee of a Unit tendered for redemption.

Annual Insurance Premium:      $8,992

Evaluator's Fee:               $.55 for each issue of Bonds in the Trust for
                               each daily valuation.

Trustee's Annual Fee:          For each $1,000 principal amount of Bonds in the
                               Trust, $1.33 under the monthly and $.93 under the semi-annual distribution plan.

Sponsors' Annual Fee:          Maximum of $.25 per $1,000 face amount of
                               underlying securities.

Date of Deposit:               September 1, 1994

Date of Trust Agreement:       September 1, 1994

Mandatory Termination Date:    December 31, 2043

Minimum Principal
  Distribution:                $1.00 per Unit

Minimum Value of the Trust
  under which Trust
  Agreement may be
  Terminated:                  $2,000,000

                                       -2-
755422.1

           EMPIRE STATE MUNICIPAL EXEMPT TRUST, GUARANTEED SERIES 108

                   SUMMARY OF ESSENTIAL FINANCIAL INFORMATION
                                AT JUNE 30, 1998
                                   (Continued)


                                                                         Monthly             Semi-annual
                                                                         -------             -----------

P    Estimated Annual Interest Income:                                   $59.24                $59.24
         Less Annual Premium on Portfolio Insurance                         .99                   .99
E        Less Estimated Annual Expenses                                    2.13                  1.62
                                                                        -------               -------

R    Estimated Net Annual Interest Income:                               $56.12                $56.63
                                                                         ======                ======


U    Estimated Interest Distribution:                                   $  4.68                $28.32

N     Estimated Current Return Based on Public Offering Price (4):         5.14%                 5.19%

I
      Estimated Long-Term Return Based on Public Offering Price (5):       3.44%                 3.48%

T
      Estimated Daily Rate of Net Interest Accrual:                     $.15588               $.15731

     Record Dates:                                                    15th Day of Month       15th Day of May
                                                                                               and November
     Payment Dates:                                                    1st Day of Month       1st Day of June
                                                                                               and December



1. The sales charge is determined based on the maturities of the underlying securities in the portfolio. See "Public Offering -- Offering Price" in
     Part II of this Prospectus.


2. Plus accrued interest to July 6, 1998, the expected date of settlement, of $3.26 monthly and $7.96 semi-annually.


3. Based solely upon the bid side evaluations of the portfolio securities. Upon tender for redemption, the price to be paid will include accrued interest as described in Part II under "Rights of Unit Holders -- Redemption -- Computation of Redemption Price per Unit."

4. Estimated Current Return is calculated by dividing the estimated net annual interest income received in cash per Unit by the Public Offering Price. Interest income per Unit will vary with changes in fees and expenses of the Trustee and the Evaluator, and with the redemption, maturity, exchange or sale of Securities. This calculation, which includes cash income accrual only, does not include discount accretion on original issue discount bonds or on zero coupon bonds or premium amortization on bonds purchased at a premium. See "Tax Status" and "Estimated Current Return and Estimated Long-Term Return to Unit Holders" in Part II of this Prospectus.

5. Estimated Long-Term Return is calculated by using a formula that takes into account the yields (including accretion of discounts and amortization of premiums) of the individual Bonds in the Trust's portfolio, weighted to reflect the market value and time to maturity (or, in certain cases, to earlier call date) of such Bonds, adjusted to reflect the Public Offering Price (including sales charge and expenses) per Unit. See "Estimated Current Return and Estimated Long-Term Return to Unit Holders" in Part II of this Prospectus.

                                       -3-
755422.1

     Portfolio Information
     ---------------------


     On May 31, 1998, the bid side valuation of 6.0% of the aggregate principal amount of Bonds in the Portfolio for this Trust was at a discount from par and 94.0% was at a premium over par. See Note (B) to "Tax-Exempt Bond Portfolio" for information concerning call and redemption features of the Bonds.

     Special Factors Concerning the Portfolio
     ----------------------------------------

     The Portfolio consists of 7 issues of Bonds issued by entities located in New York or certain United States territories or possessions. The following information is being supplied to inform Unit holders of circumstances affecting the Trust. 100.0% of the aggregate principal amount of the Bonds in the Portfolio are payable from the income of specific projects or authorities and are not supported by the issuers' power to levy taxes.

     Although income to pay such Bonds may be derived from more than one source, the primary sources of such income, the number of issues (and the related dollar weighted percentage of such issues) deriving income from such sources and the purpose of issue are as follows: Revenue: Higher Education, 3 (28.4%); Health Care, 1 (18.5%); Water and Sewer, 1 (13.7%); Transportation, 1 (20.0%); and Pollution Control, 1 (19.4%). The Trust is deemed to be concentrated in the Higher Education Bond category.1 Five issues, constituting 69.9% of the Bonds in the Portfolio, are original issue discount bonds, of which one is a zero coupon bond. On May 31, 1998, 5 issues (69.4%) were rated AAA and 2 issues (30.6%) were rated A- by Standard & Poor's.2 Subsequent to such date, such ratings may have changed. See "Tax-Exempt Bond Portfolio." For a more detailed discussion, it is recommended that Unit holders consult the official statements for each Security in the Portfolio of the Trust.

     Tax Status
     ----------

     Interest income on the Bonds contained in the Trust Portfolio is, in the opinion of bond counsel to the issuing governmental authorities, excludable from gross income under the Internal Revenue Code of 1986, as amended. See "The Trust -- Portfolio" in Part II of this Prospectus.



-----------------
     1 A Trust is considered to be "concentrated" in a particular category or issuer when the Bonds in that category or of that issuer constitute 25% or more of the aggregate face amount of the Portfolio. See "The Trust -- General Considerations" in Part II of this Prospectus.

     2 For the meanings of ratings, see "Description of Bond Ratings" in Part II of this Prospectus.

                                       -4-
755422.1

     Gain (or loss) realized on a sale, maturity or redemption of the Bonds or on a sale or redemption of a Unit of the Trust is, however, includable in gross income as capital gain (or loss) for federal, state and local income tax purposes assuming that the Unit is held as a capital asset. Such gain (or loss) may be long- or short-term depending on the facts and circumstances. Such gain (or loss) does not include any amount received in respect of accrued interest, accrued original issue discount or accrued market discount (which is taxable at ordinary income tax rates). Bonds selling at a market discount tend to increase in market value as they approach maturity when the principal amount is payable, thus increasing the potential for taxable income on gain (or reducing the potential for loss) on their redemption, maturity or sale. Long-term capital gains realized by individuals will be taxed at a maximum federal income tax rate of 28% (or 20%, if the asset has been held for more than 18 months), while ordinary income received by individuals will be taxed at a maximum federal income tax rate of 39.6%. Pending legislation would generally eliminate the 18 month holding period requirement, and provide generally that long-term capital gains of noncorporate taxpayers will be taxed at a maximum federal income tax rate of 20%.

                                       -5-
755422.1

                          INDEPENDENT AUDITORS' REPORT
                          ============================




The Sponsors, Trustee and Unit Holders of Empire State Municipal Exempt Trust, Guaranteed Series 108:

We have audited the accompanying statement of net assets of Empire State Municipal Exempt Trust, Guaranteed Series 108, including the bond portfolio, as of May 31, 1998, and the related statements of operations and changes in net assets for the years ended May 31, 1998, 1997 and 1996. These financial statements are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1998, by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Empire State Municipal Exempt Trust, Guaranteed Series 108 as of May 31, 1998, and the results of its operations and changes in net assets for the years ended May 31, 1998, 1997 and 1996, in conformity with generally accepted accounting principles.




BDO Seidman, LLP


New York, New York
June 30, 1998

                                       -6-
755422.1

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 108

                             STATEMENT OF NET ASSETS
                                  MAY 31, 1998
                       ===================================







INVESTMENTS IN SECURITIES, at market
value (cost $8,691,850).....................................         $9,655,306
ACCRUED INTEREST RECEIVABLE.................................            149,379
                                                                     ----------
        Total trust property................................          9,804,685
LESS - ACCRUED EXPENSES AND OTHER LIABILITIES...............             52,432
                                                                     ----------
NET ASSETS..................................................         $9,752,253
                                                                     ==========




NET ASSETS REPRESENTED BY:

                                                          Monthly                 Semi-annual
                                                        distribution             distribution
                                                            plan                     plan                  Total
                                                        ------------             -------------             -----
VALUE OF FRACTIONAL UNDIVIDED
   INTERESTS.....................................       $6,505,286                 $3,112,547            $9,617,833
UNDISTRIBUTED NET INVESTMENT
   INCOME........................................           43,665                     90,755               134,420
                                                      ------------               ------------          ------------
      Total value................................       $6,548,951                 $3,203,302            $9,752,253
                                                        ==========                 ==========            ==========

UNITS OUTSTANDING................................            6,199                      2,966                 9,165
                                                      ============               ============          ============

VALUE PER UNIT...................................       $ 1,056.45                 $ 1,080.00
                                                        ==========                 ==========





                 See accompanying notes to financial statements.

                                       -7-
755422.1

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 108

                            STATEMENTS OF OPERATIONS




                                                                                    Year ended May 31,
                                                                   -------------------------------------------------
                                                                       1998                1997               1996
                                                                   ------------        ------------         --------

INVESTMENT INCOME - INTEREST...................................      $556,952            $570,635          $573,457
                                                                     --------            --------          --------


EXPENSES:
   Trustee fees................................................        14,129              13,747            12,904
   Evaluation fees.............................................         1,028               1,050             1,081
   Insurance premiums..........................................         9,291               9,451             9,508
   Sponsors' advisory fees.....................................         2,343               2,432             3,373
   Auditors' fees..............................................         1,800               1,924             1,800
                                                                   ----------          ----------        ----------

               Total expenses..................................        28,591              28,604            28,666
                                                                    ---------           ---------         ---------

NET INVESTMENT INCOME..........................................       528,361             542,031           544,791

REALIZED GAIN ON SECURITIES SOLD OR
   REDEEMED (Note 3)...........................................        40,183                 238             1,037

NET CHANGE IN UNREALIZED MARKET
   APPRECIATION (DEPRECIATION).................................       545,871             297,799           (94,157)
                                                                    ---------           ---------          ---------

NET INCREASE IN NET ASSETS RESULTING

   FROM OPERATIONS.............................................    $1,114,415            $840,068          $451,671
                                                                   ==========            ========          ========


                 See accompanying notes to financial statements.

                                       -8-
755422.1

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 108

                       STATEMENTS OF CHANGES IN NET ASSETS




                                                                                   Year ended May 31,
                                                        -------------------------------------------------------------------
                                                               1998                   1997                      1996
                                                           -------------          -------------               --------
OPERATIONS:
   Net investment income...............................       $528,361             $   542,031            $    544,791
   Realized gain on securities sold or redeemed........         40,183                     238                   1,037
   Net change in unrealized market appreciation
     (depreciation)....................................        545,871                 297,799                (94,157)
                                                            ----------             -----------           -------------
     Net increase in net assets resulting from
        operations.....................................      1,114,415                 840,068                451,671

DISTRIBUTIONS TO UNIT HOLDERS OF
   NET INVESTMENT INCOME...............................      (530,882)               (543,046)               (551,002)

CAPITAL SHARE TRANSACTIONS:
   Redemption of 574, 42 and 126 units.................      (594,703)                (41,716)               (122,691)
                                                         ------------            ------------             -----------

NET INCREASE (DECREASE) IN NET
   ASSETS..............................................       (11,170)                 255,306               (222,022)

NET ASSETS:
   Beginning of year...................................      9,763,423               9,508,117               9,730,139
                                                           -----------             -----------             -----------
   End of year.........................................     $9,752,253              $9,763,423              $9,508,117
                                                            ==========              ==========              ==========

DISTRIBUTION PER UNIT (Note 2):
   Interest:
     Monthly plan......................................         $55.52                  $55.42                  $55.49
     Semi-annual plan..................................         $55.92                  $55.94                  $55.99



                 See accompanying notes to financial statements.

755422.1

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 108

                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------



NOTE 1 - ACCOUNTING POLICIES
----------------------------

        General
        -------

     The Trust is registered under the Investment Company Act of 1940.


        Securities
        ----------

     Securities are stated at bid side market value as determined by an independent outside evaluator. Securities transactions are recorded on trade date. The difference between cost and market value is reflected as unrealized appreciation (depreciation) of investments. Realized gains (losses) from securities transactions are determined on the basis of average cost of the securities sold or redeemed. Interest income and expenses are recorded on the accrual basis.


        Taxes on income
        ---------------

     The Trust is not subject to taxes on income and, accordingly, no provision has been made.


NOTE 2 - DISTRIBUTIONS
----------------------


     Interest received by the Trust is distributed to Unit holders either semi-annually on the first day of June and December or, if elected by the Unit holder, on the first day of each month, after deducting applicable expenses. No principal distributions, resulting from the sale or redemption of securities, were made in the years ended May 31, 1998, 1997 and 1996.

NOTE 3 - BONDS SOLD OR REDEEMED
-------------------------------


 Port-
 folio    Principal          Date                                                                                       Realized
  No.      Amount          Redeemed                Description                            Net Proceeds       Cost          Gain
-------   --------         --------                -----------                            ------------       ----         -----

Year ended May 31, 1998:

      4         $55,000     8/7/97          Metropolitan Transportation Authority,        $56,788           53,749        3,039
                                               Transit Facilities Revenue Bonds, Series O
                                               (MBIA Insured)

      1         10,000      9/26/97         New York City Industrial Development          10,300            9,995          305
                                                Agency, Civil Facility Revenue Bonds
                                                (New School for Social Research Project),
                                                Series 1994 A (MBIA Insured)


                                      -10-
755422.1

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 108

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)




NOTE 3 - BONDS SOLD OR REDEEMED (Continued)
-------------------------------------------



 Port-
 folio    Principal       Date                                                                                     Realized
  No.      Amount       Redeemed                Description                          Net Proceeds      Cost          Gain
-------   --------      --------                -----------                         ------------       ----         -----

Year ended May 31, 1998 (continued):

      1      $  15,000  10/20/97          New York City Industrial Development         $ 15,600          14,992        $   608
                                            Agency, Civil Facility Revenue Bonds
                                            (New School for Social Research Project),
                                            Series 1994 A (MBIA Insured)

      2         95,000  11/28/97          New York City Municipal Water Finance         102,695          94,952          7,743
                                            Authority, Water and Sewer System
                                            Revenue Bonds, Fiscal 1992 Series C
                                            (AMBAC Insured)

      2         10,000  12/22/97          New York City Municipal Water Finance          10,560           9,995            565
                                            Authority, Water and Sewer System
                                            Revenue Bonds, Fiscal 1992 Series C
                                            (AMBAC Insured)

      2         95,000  1/15/98           New York City Municipal Water Finance         103,978          94,952          9,026
                                            Authority, Water and Sewer System
                                            Revenue Bonds, Fiscal 1992 Series C
                                            (AMBAC Insured)

      2         25,000  2/6/98            New York City Municipal Water Finance          27,187          24,987          2,200
                                            Authority, Water and Sewer System
                                            Revenue Bonds, Fiscal 1992 Series C
                                            (AMBAC Insured

      2        115,000  3/13/98           New York City Municipal Water Finance         124,372         114,943          9,429
                                            Authority, Water and Sewer System
                                            Revenue Bonds, Fiscal 1992 Series C
                                            (AMBAC Insured)

      2         95,000  4/7/98            New York City Municipal Water Finance         102,220          94,952          7,268
                                            Authority, Water and Sewer System
                                            Revenue Bonds, Fiscal 1992 Series C
                                            (AMBAC Insured)

              --------                                                                 ---------       --------        -------
              $515,000                                                                 $ 553,700       $513,517        $40,183
              ========                                                                 =========       ========        =======



                                      -11-
755422.1

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 108

                          NOTES TO FINANCIAL STATEMENTS
                                   (Concluded)





NOTE 4 - NET ASSETS
-------------------

        Cost of 10,000 units at Date of Deposit             $9,949,598
        Less gross underwriting commission                     487,400
                                                            ----------

                  Net cost - initial offering price          9,462,198

        Realized gain on securities sold or redeemed            34,648
        Redemption of 835 units                               (842,469)
        Unrealized market appreciation of securities           963,456
        Undistributed net investment income                    134,420
                                                            ----------

                  Net assets                                $9,752,253
                                                            ==========

NOTE 5 - SUBSEQUENT EVENT
-------------------------

     On June 1, 1998, a monthly and semi-annual income distribution of $4.60 and $28.05 per unit was paid to all monthly distribution plan Unit holders of record on May 15, 1998.


                                      -12-
755422.1

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 108

                            TAX-EXEMPT BOND PORTFOLIO
                                  MAY 31, 1998




                                                                                                    Redemption Features
 Port-                Aggregate                                                      Date of        S.F. - Sinking Fund
 folio   Rating       Principal            Name of Issuer and         Coupon         Maturity       Opt. - Optional Call
  No.   (Note A)        Amount               Title of Bond              Rate         (Note B)              (Note B)
 -----  --------        -------            -------------------        -------        --------     ------------------------

   1      AAA         $   955,000    New York City Industrial            6.200%     09/01/14     09/01/10 @ 100 S.F.
                                       Development Agency,                                       09/01/04 @ 102 Opt.
                                       Civic Facility Revenue
                                       Bonds (New School for
                                       Social Research Project),
                                       Series 1994A (MBIA
                                       Insured)

   2      AAA           1,265,000   New York City Municipal               6.200     06/15/21     06/15/19 @ 100 S.F.
                                       Water Finance Authority,                                  06/15/02 @ 101.5 Opt.
                                       Water and Sewer System
                                       Revenue Bonds, Fiscal
                                       1992 Series C (AMBAC
                                       Insured)

   3      AAA           1,790,000    New York State Energy                6.050     04/01/34     No Sinking Fund
                                       Research and Development                                  04/01/04 @ 102 Opt.
                                       Authority, Pollution
                                       Control Refunding Revenue
                                       Bonds (New York State
                                       Electric Gas Corporation
                                       Project), 1994 Series A
                                       (MBIA Insured)



Port-                   Market Value    Annual Income
folio     Cost of Bond     May 31,      as of Income to
 No.        to Trust        1998            Trust
-----     ------------    ---------     ---------------

  1       $   954,523      $1,044,856       $ 59,210







  2         1,264,367       1,378,812         78,430






  3         1,736,980       1,928,438        108,295












                                      -13-
755422.1

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 108

                            TAX-EXEMPT BOND PORTFOLIO
                                  MAY 31, 1998
                                   (Continued)







                                                                                                        Redemption Features
 Port-                Aggregate                                                          Date of        S.F. - Sinking Fund
 folio   Rating       Principal            Name of Issuer and              Coupon        Maturity       Opt. - Optional Call
  No.   (Note A)        Amount               Title of Bond                  Rate         (Note B)              (Note B)
 -----  --------     -----------           ------------------              -------       ---------       ---------------------

   4      AAA         $1,845,000        Metropolitan Transportation         6.000%        07/01/24       07/01/21 @ 100 S.F.
                                          Authority, Transit                                             07/01/04 @ 101.5 Opt.
                                          Facilities Revenue Bonds,
                                          Series O (MBIA Insured)

   5      AAA            550,000        Dormitory Authority of the           0.000        05/15/22       No Sinking Fund
                                          State of New York, State                                       No Optional Call
                                          University Educational
                                          Facilities Revenue Bonds,
                                          Series 1994A (MBIA
                                          Insured)

   6      A-         1,705,000        New York State Medical               6.500        08/15/12       02/15/08 @ 100 S.F.
                                          Care Facilities Finance                                        08/15/02 @ 102 Opt.
                                          Agency, Mental Health
                                          Services Facilities
                                          Improvement Revenue
                                          Bonds, 1992 Series F



                            Market Value
 Port-                         as of             Annual Interest
 folio   Cost of Bonds         May 31,              Income to
   No.      to Trust            1998                  Trust
 -----   --------------     ---------------       -------------
   4          $1,803,027        $2,042,932           $110,700



   5             107,250           158,978               -




   6           1,726,313         1,849,669            110,825




                                      -14-
755422.1

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 108

                            TAX-EXEMPT BOND PORTFOLIO
                                  MAY 31, 1998
                                   (Continued)











                                                                                                        Redemption Features
 Port-                Aggregate                                                          Date of        S.F. - Sinking Fund
 folio   Rating       Principal            Name of Issuer and              Coupon        Maturity       Opt. - Optional Call
  No.   (Note A)        Amount               Title of Bond                  Rate         (Note B)              (Note B)
 -----  --------     -----------           ------------------              -------       ---------       ---------------------

   7      BBB+        $1,115,000        Dormitory Authority of the          6.250%         05/15/20         05/15/15 @ 100 S.F.
                                          State of New York, State                                          05/15/04 @ 102 Opt.
                                          University Educational
                                          Facilities Revenue Bonds,
                                          Series 1994B
                      ----------
                      $9,225,000
                      ==========



                                  Market Value
Port-                               as of             Annual Interest
folio      Cost of Bonds            May 31,            Income to
 No.         to Trust                1998               Trust
-----      --------------        -------------        -------------
  7
            $1,099,390             $1,251,621          $  69,688




            ----------             ----------           --------
            $8,691,850             $9,655,306           $537,148
            ==========             ==========           ========







                                      -15-
755422.1

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 108


                            TAX-EXEMPT BOND PORTFOLIO
                                  MAY 31, 1998
                                   (Continued)
                      ======================================





                       NOTES TO TAX-EXEMPT BOND PORTFOLIO

(A) A description of the rating symbols and their meanings appears under "Description of Bond Ratings" in Part II of this Prospectus. Ratings are by Standard & Poor's, except for those indicated by an asterisk (*), which are by Moody's Investors Service, Inc. ("Moody's"). Certain bond ratings have changed since the Date of Deposit, at which time all such bonds were rated A or better by either Standard & Poor's or Moody's.

(B) Bonds may be redeemable prior to maturity from a sinking fund (mandatory partial redemption) (S.F.) or at the stated optional call (at the option of the issuer) (Opt.) or by refunding. Certain bonds in the portfolio may be redeemed earlier than dates shown in whole or in part under certain unusual or extraordinary circumstances as specified in the terms and provisions of such bonds. Single-family mortgage revenue bonds and housing authority bonds are most likely to be called subject to such provisions, but other bonds may have similar call features.

                                      -16-
755422.1

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                                Guaranteed Series

                               PROSPECTUS, Part II

                   Note: Part II of this Prospectus may not be
                    distributed unless accompanied by Part I.


                                    THE TRUST

Organization

                  The Trust is one of a Series of similar but separate unit investment trusts. Each Trust was created under the laws of the State of New York pursuant to a Trust Indenture and Agreement (the "Trust Agreement"), dated the Date of Deposit as set forth in "Summary of Essential Financial Information" in Part I of this Prospectus, among the Sponsors, the Trustee and the Evaluator. The Bank of New York acts as successor Trustee of Series 1 through 22 and as Trustee of Series 23 and subsequent Series. Muller Data Corporation acts as successor Evaluator for Series 1 through 90 and as Evaluator for Series 91 and subsequent Series. Glickenhaus & Co. and Lebenthal & Co., Inc. act as co-Sponsors for all Series (the "Sponsors").

                  On the date of this Prospectus, each Unit represented the fractional undivided interest in the Trust set forth in Part I of this Prospectus under "Summary of Essential Financial Information." Thereafter, if any Units are redeemed by the Trustee, the fractional undivided interest in the Trust represented by each unredeemed Unit will increase, although the actual interest in the Trust represented by each such Unit will remain essentially the same. Units will remain outstanding until redeemed upon tender to the Trustee by any Unit holder, which may include the Sponsors, or until the termination of the Trust Agreement for the related Trust. See "Rights of Unit Holders--Redemption."


                  On the Date of Deposit for each Trust, the Sponsors deposited with the Trustee obligations or contracts for the purchase of such obligations (the "Bonds" or "Securities"). Certain of the Bonds may have been purchased at prices which resulted in original issue discount, market discount or the inclusion of zero coupon bonds. Bonds selling at market discount tend to increase in market value as they approach maturity when the principal amount is payable, thus increasing the potential for gain. Any gain other than any earned original issue discount will be taxable and will not be realized until maturity, redemption or sale of the underlying Bonds or Units.


Objectives

                  The objective of the Trust is to obtain tax-exempt interest income through an investment in a fixed, insured portfolio consisting primarily of various long-term municipal bonds. No assurance can be given that the Trust's objectives will be achieved because these objectives are subject to the continuing ability of the respective issuers of the bonds in the Portfolio to meet their obligations and of the Insurer to meet its obligations under the insurance. In addition, an investment in the Trust can be affected by interest rate fluctuations.


279831.13
                                       -1-

                  Series 6 through 30 and Series 31 and subsequent Series have obtained insurance guaranteeing the payment of principal and interest on the Bonds in each respective Trust from MBIA Inc. and MBIA Insurance Corporation ("MBIA Corp."), respectively (MBIA Inc. and MBIA Corp. are collectively referred to herein as the "Insurer"). Insurance obtained by the Trust applies only while Bonds are retained in the Trust. Pursuant to irrevocable commitments of MBIA Inc. and MBIA Corp., however, in the event of a sale of a Bond from the Trust the Trustee has the right to obtain permanent insurance for such Bond upon the payment of a single predetermined insurance premium from the proceeds of the sale of such Bond. It is expected that the Trustee will exercise the right to obtain permanent insurance for a Bond in such Series upon instruction from the Sponsors whenever the value of that Bond insured to its maturity less the applicable permanent insurance premium and the related custodial fee exceeds the value of the Bond without such insurance. Insurance relates only to the payment of principal and interest on the Bonds in the Trust but neither covers the nonpayment of any redemption premium on the Bonds nor guarantees the market value of the Units. Certain Bonds in the Trust may also be insured under insurance obtained by the issuers of such Bonds or third parties ("Pre-insured Bonds"). As a result of the insurance, Moody's Investors Service, Inc. ("Moody's") has assigned a rating of "Aaa" to all of the Bonds in the Trust, as insured, and Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's"), has assigned a rating of "AAA" to the Units and Bonds while in the Trust. No representation is made as to any insurer's ability to meet its commitments. Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. A single or annual premium is paid by the issuer or any other party for its insurance on Pre-insured Bonds, and a monthly premium is paid by the Trust for the insurance it obtains from the Insurer on the Bonds in the Trust that are not pre-insured by such Insurer. No premium will be paid by the Trust on Bonds pre-insured by MBIA Inc. and MBIA Corp. See "Insurance on the Bonds."

Portfolio

                  In view of the Trust's objectives, the following factors, among others, were considered in selecting the Bonds: (1) all the Bonds are obligations of the State of New York and counties, municipalities, authorities or political subdivisions thereof or issued by certain United States territories or possessions, including Puerto Rico, and their public authorities so that the interest on them will be exempt from Federal, New York State and New York City income tax under existing law; (2) the Bonds are varied as to purpose of issue;
(3) in the opinion of the Sponsors, the Bonds are fairly valued relative to other bonds of comparable quality and maturity; and (4) availability of insurance for the payment of principal and interest on the Bonds. Subsequent to the Date of Deposit, a Bond may cease to be rated or its rating may be reduced. Neither event requires an elimination of such Bond from the portfolio, but such an event may be considered in the Sponsors' determination to direct the Trustee to dispose of the Bonds. See "Sponsors-- Responsibility."

                  An investment in Units of the Trust should be made with an understanding of the risks entailed in investments in fixed-rate bonds, including the risk that the value of such bonds (and, therefore, of the Units) will decline with increases in interest rates. Inflation and recession, as well as measures implemented to address these and other economic problems, contribute to fluctuations in interest rates and the value of fixed-rate bonds generally. The Sponsors cannot predict future economic policies or their

279831.13
                                       -2-
consequences nor, therefore, can they predict the course or extent of such fluctuations in the future.

Special Factors Affecting New York

                  The information set forth below is derived from the official statements and/or preliminary drafts of official statements prepared in connection with the issuance of New York State and New York City municipal bonds. The Sponsors have not independently verified this information.

                  Economic Trends. Over the long term, the State of New York (the "State") and the City of New York (the "City") face serious potential economic problems. The City accounts for approximately 41% of the State's population and personal income, and the City's financial health affects the State in numerous ways. The State historically has been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

                  The State has for many years had a very high State and local tax burden relative to other states. The State and its localities have used these taxes to develop and maintain their transportation networks, public schools and colleges, public health systems, other social services and recreational facilities. Despite these benefits, the burden of State and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

                  Notwithstanding the numerous initiatives that the State and its localities may take to encourage economic growth and achieve balanced budgets, reductions in Federal spending could materially and adversely affect the financial condition and budget projections of the State and its localities.


                  New York City. The City, with a population of approximately
7.4 million, is an international center of business and culture. Its non-manufacturing economy is broadly based, with the banking and securities, life insurance, communications, publishing, fashion design, retailing and construction industries accounting for a significant portion of the City's total employment earnings. Additionally, the City is the nation's leading tourist destination. The City's manufacturing activity is conducted primarily in apparel and printing.

                  For each of the 1981 through 1997 fiscal years, the City had an operating surplus, before discretionary transfers, and achieved balanced operating results as reported in accordance with then applicable generally accepted accounting principles ("GAAP"), after discretionary transfers. The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by State law without tax or other revenue increases or


279831.13
                                                        -3-
reductions in City services or entitlement programs, which could adversely affect the City's economic base.


                  As required by law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections and outlines proposed gap- closing programs for years with projected budget gaps. The City's current financial plan projects a surplus in each of the 1998 and 1999 fiscal years, before discretionary transfers, and budget gaps for each of the 2000, 2001 and 2002 fiscal years. This pattern of current year surplus operating results and projected subsequent year budget gaps has been consistent through the entire period since 1982, during which the City has achieved surplus operating results, before discretionary transfers, for each fiscal year.

                  The City depends on aid from the State of New York (the "State") both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; that State budgets will be adopted by the April 1 statutory deadline, or interim appropriations enacted; or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in a reduction in or a delay in the receipt of Federal grants which could have additional adverse effects on the City's cash flow or revenues.

                  The Mayor is responsible for preparing the City's financial plan, including the City's current financial plan for the 1999 through 2002 fiscal years (the "1999-2002 Financial Plan" or "Financial Plan"). The City's projections set forth in the Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Such assumptions and contingencies include the condition of the regional and local economies, the provision of State and Federal aid and the impact on City revenues and expenditures of any future Federal or State policies affecting the City.

                  Implementation of the Financial Plan is dependent upon the City's ability to market its securities successfully. The City's financing program for fiscal years 1999 through 2002 contemplates the issuance of $5.2 billion of general obligation bonds and $5.4 billion of bonds to be issued by the New York City Transitional Finance Authority (the "Finance Authority") to finance City capital projects. The Finance Authority was created as part of the City's effort to assist in keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City bonds and notes, New York City Municipal Water Finance Authority ("Water Authority") bonds and Finance Authority bonds will be subject to prevailing market conditions. The City's planned capital and operating expenditures are dependent upon the sale of its general obligation bonds and notes, and the Water Authority and Finance Authority bonds. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.

                  For the 1997 fiscal year, the City had an operating surplus, before discretionary transfers, and achieved balanced operating results, after discretionary transfers, in accordance with GAAP. The 1997 fiscal year is the seventeenth year that the City has achieved an operating surplus, before


279831.13
                                       -4-
discretionary transfers, and balanced operating results, after discretionary transfers. The most recent quarterly modification to the City's financial plan for the 1998 fiscal year, submitted to the Control Board on April 30, 1998 (the "1998 Modification"), projects a balanced budget in accordance with GAAP for the 1998 fiscal year.

                  On April 24, 1998, the City released the Financial Plan for the 1999 through 2002 fiscal years, which relates to the City and certain entities which receive funds from the City, and which is based on the Executive Budget and Budget Message for the City's 1999 fiscal year (the "Executive Budget"). The Financial Plan is consistent with the Executive Budget and has not been revised to reflect changes subsequent to the date of the Financial Plan. The Executive Budget and Financial Plan project revenues and expenditures for the 1999 fiscal year balanced in accordance with GAAP, and project gaps of $1.5 billion, $2.1 billion and $1.6 billion for the 2000, 2001 and 2002 fiscal years, respectively.

                  Changes since the June Financial Plan include: (i) an increase in projected tax revenues of $1.3 billion, $1.1 billion, $955 million, $897 million and $1.7 billion in the 1998 through 2002 fiscal years, respectively;
(ii) a reduction in assumed State aid of $283 million in the 1998 fiscal year and of between $134 million and $142 million in each of the 1999 through 2002 fiscal years, reflecting the adopted budget for the State's 1998 fiscal year;
(iii) a delay in the assumed collection of $350 million of projected rent payments for the City's airports in the 1999 fiscal year to fiscal years 2000 through 2002; (iv) a reduction in projected debt service expenditures totaling $197 million, $361 million, $204 million and $226 million in the 1998 through 2001 fiscal years, respectively; (v) an increase in the Board of Education (the "BOE") spending of $266 million, $26 million, $58 million and $193 million in the 1999 through 2002 fiscal years, respectively; (vi) an increase in expenditures for the City's proposed drug initiatives totaling $68 million in the 1998 fiscal year and of between $167 million and $193 million in each of the 1999 through 2002 fiscal years; (vii) other agency net spending initiatives totaling $112 million, $443 million, $281 million, $273 million and $677 million in fiscal years 1998 through 2002, respectively; and (viii) reduced pension costs of $116 million, $168 million and $404 million in fiscal years 2000 through 2002, respectively. The Financial Plan also sets forth gap-closing actions for the 1998 through 2002 fiscal years, which include: (i) additional agency actions totaling $176 million, $595 million, $516 million, $494 million and $552 million in fiscal years 1998 through 2002, respectively, and (ii) assumed additional Federal and State aid of $100 million in each of fiscal years 1999 through 2002.

                  The 1998 Modification and the 1999-2002 Financial Plan include a proposed discretionary transfer in the 1998 fiscal year of approximately $2.0 billion to pay debt service due in the 1999 fiscal year, and a proposed discretionary transfer in the 1999 fiscal year of $416 million to pay debt service due in fiscal year 2000, included in the Budget Stabilization Accounts for the 1998 and 1999 fiscal years, respectively. In addition, the Financial Plan reflects proposed tax reduction programs totaling $237 million, $537 million, $657 million and $666 million in fiscal years 1999 through 2002, respectively, including the elimination of the City sales tax on all clothing as of December 1, 1999, a City-funded acceleration of the State funded personal income tax reduction for the 1999 through 2001 fiscal years, the extension of current tax reductions for owners of cooperative and condominium apartments starting in fiscal year 2000 and a personal income tax credit for child care and for resident holders of Subchapter S corporations, which are


279831.13
                                       -5-
subject to State legislative approval, and reduction of the commercial rent tax commencing in fiscal year 2000.

                  The Financial Plan assumes (i) approval by the Governor and the State Legislature of the extension of the 14% personal income tax surcharge, which is scheduled to expire on December 31, 1999, and the extension of which is projected to provide revenue of $172 million, $500 million and $514 million in the 2000, 2001 and 2002 fiscal years, respectively, and of the extension of the 12.5% personal income tax surcharge, which is scheduled to expire on December 31, 1998, and the extension of which is projected to provide revenue of $201 million, $546 million, $568 million and $593 million in the 1999 through 2002 fiscal years, respectively; (ii) collection of the projected rent payments for the City's airports, totaling $15 million, $365 million, $155 million and $185 million in the 1999 through 2002 fiscal years, respectively, which may depend on the successful completion of negotiations with The Port Authority of New York and New Jersey (the "Port Authority") or the enforcement of the City's rights under the existing leases through pending legal actions; and (iii) State approval of the repeal of the Wicks Law relating to contracting requirements for City construction projects and the additional State funding assumed in the Financial Plan and State and Federal approval of the State and Federal gap-Closing actions assumed in the Financial Plan. The Financial Plan provides no additional wage increases for City employees after their contracts expire in fiscal years 2000 and 2001. In addition, the economic and financial condition of the City may be affected by various financial, social, economic and political factors which could have a material effect on the City.

                  On June 5, 1998, the City Council adopted a budget which reallocated expenditures from those provided in the Executive Budget in the amount of $409 million. The re-allocated expenditures, which include $116 million from the Budget Stabilization Account, $82 million from debt service, $45 million from pension contributions, $54 million from social services spending and $112 million from other spending, were re-allocated to uses set forth in the City Council's adopted budget. Such uses include a revised tax reduction program at a revenue cost in the 1999 fiscal year of $45 million, additional expenditures for various programs of $199 million and provision of $165 million to retire high interest debt. The revised tax reduction program in the City Council's adopted budget assumes the expiration of the 12.5% personal income tax surcharge, rather than the implementation of the personal income tax reduction program proposed in the Executive Budget. The changes reflected in the City Council's adopted budget would increase the gaps forecast between revenues and expenditures in the future years of the Financial Plan.

                  On June 5, 1998, in accordance with the City Charter, the Mayor certified to the City Council revised estimates of the City's revenues (other than property tax) for fiscal year 1999. Consistent with this certification, the property tax levy was estimated by the Mayor to require an increase to realize sufficient revenue from this source to produce a balanced budget within generally accepted accounting principles. On June 8, 1998, the City Council adopted a property tax levy that was $237.7 million lower than the levy estimated to be required by the Mayor. The City Council, however, maintained that the revenue to be derived from the levy it adopted would be sufficient to achieve a balanced budget because the property tax reserve for uncollectibles could be reduced. Property tax bills for fiscal year 1999 are expected to be mailed in the near future by the City's Department of Finance at the rates adopted by the City Council for fiscal year 1998, subject to later adjustment.


279831.13
                                       -6-

                  On July 10, 1995, Standard & Poor's revised its rating of City bonds downward to BBB+. On February 3, 1998, Standard & Poor's placed its BBB+ rating of City bonds on CreditWatch with positive implications. Moody's rating of City bonds was revised in February 1998 to A3 from Baa1. Moody's, Standard & Poor's and Fitch currently rate the City's outstanding general obligation bonds A3, BBB+ and A-, respectively.

                  New York State and its Authorities. The Legislature passed a State budget for the 1998-1999 fiscal year on April 18, 1998, and on April 26, 1998 the Governor vetoed certain of the increased spending in the State budget passed by the Legislature. The Legislature did not override any of the Governor's vetoes. The State Financial Plan for the 1998-1999 fiscal year, as modified on July 30, 1998, projects balance on a cash basis for the 1998-1999 fiscal year, with a closing balance in the General Fund of $1.67 billion. The State Financial Plan contains projections of a potential imbalance in the 1999-2000 fiscal year of $1.3 billion, assuming implementation of $600 million of unspecified efficiency actions, the receipt of $250 million in funds from the tobacco settlement and the application of certain reserves established in the 1998-1999 State Financial Plan. The Executive Budget submitted in February 1998 contained projections at that time of a potential imbalance in the 2000-2001 fiscal year of $3.72 billion, assuming implementation of $800 million of unspecified efficiency initiatives in the 2000-2001 fiscal year and $250 million in funds from the tobacco settlement. The State Financial Plan for the 1998-1999 fiscal year includes multi-year tax reductions and significant increases in spending which will affect the 2000-2001 fiscal year. The various elements of the State and local tax and assessment reductions enacted during the last several fiscal years will reduce projected revenues by more than $4 billion in the 2002-2003 fiscal year as measured from the current 1998-1999 base.

                  On July 23, 1998, the New York State Comptroller issued a report which noted that a significant cause for concern is the budget gaps in the 1999-2000 and 2000-2001 fiscal years, which the State Comptroller projected at $1.8 billion and $5.5 billion, respectively, after excluding the uncertain receipt by the State of $250 million of funds from the tobacco settlement assumed for each of such fiscal years, as well as the unspecified actions assumed in the State's projections. The State Comptroller also stated that if the securities industry or economy slows, the size of the gaps would increase.

                  Standard & Poor's rates the State's general obligation bonds A, and Moody's rates the State's general obligation bonds A2. On August 28, 1997, Standard & Poor's revised its rating on the State's general obligation bonds from A- to A.

                  Litigation. The court actions in which the State is a defendant generally involve State programs and miscellaneous tort, real property, and contract claims. While the ultimate outcome and fiscal impact, if any, on the State of those proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the State's ability to carry out the 1999-2002 Financial Plan.

                  The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 1997 amounted to approximately $3.5 billion.


279831.13
                                       -7-

General Considerations

                  Because certain of the Bonds may from time to time under certain circumstances be sold or redeemed or will mature in accordance with their terms and the proceeds from such events will be distributed to Unit holders and will not be reinvested, no assurance can be given that the Trust will retain for any length of time its present size and composition. The inclusion of unrated Bonds in certain Series of the Trust may result in less flexibility in their disposal and a loss to the Trust upon their disposition. Except as described in footnotes to "Summary of Essential Financial Information" in Part I of this Prospectus, interest accrues to the benefit of Unit holders commencing with the expected date of settlement for purchase of the Units. Neither the Sponsors nor the Trustee shall be liable in any way for any default, failure or defect in any Security.

                  The following paragraphs discuss the characteristics of the Bonds in the Trust and of certain types of issuers of the Bonds in the Trust. See "Special Factors Concerning the Portfolio" in Part I of this Prospectus. These paragraphs discuss, among other things, certain circumstances which may adversely affect the ability of such issuers to make payments of principal of and interest on Bonds held in the portfolio of the Trust or which may adversely affect the ratings of such Bonds. Because of the insurance obtained by the Sponsors or by the issuers, however, such changes should not adversely affect the Trust's ultimate receipt of principal and interest, the Standard & Poor's or Moody's ratings of the Bonds in the portfolio, or the Standard & Poor's rating of the Units of the Trust. An investment in Units of the Trust should be made with an understanding of the risks that such an investment may entail, certain of which are described below. Unit holders may obtain additional information concerning a particular Bond by requesting an official statement from the issuer of such Bond.

General Obligation Bonds

                  General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. The taxing power of any governmental entity may be limited, however, by provisions of state constitutions or laws, and an entity's credit will depend on many factors, including potential erosion of the tax base due to population declines, natural disasters, declines in the state's industrial base or inability to attract new industries; economic limits on the ability to tax without eroding the tax base; state legislative proposals or voter initiatives to limit ad valorem real property taxes; and the extent to which the entity relies on Federal or state aid, access to capital markets or other factors beyond the state or entity's control.

Appropriations Bonds

                  Many state or local governmental entities enter into lease purchase obligations as a means for financing the acquisition of capital projects (e.g., buildings or equipment, among other things). Such obligations are often made subject to annual appropriations. Certain Series of the Trust may contain Bonds in the portfolio that are, in whole or in part, subject to and dependent upon (1) the governmental entity making appropriations from time to time or (2) the continued existence of special temporary taxes which require legislative action for their reimposition. The availability of any appropriation is subject to the willingness of the governmental entity to continue to make such special appropriations or to reimpose such special taxes. The obligation to make lease payments exists only to the extent of the

279831.13
                                       -8-
monies available to the governmental entity therefor, and no liability is incurred by the governmental entity beyond the monies so appropriated. Subject to the foregoing, once an annual appropriation is made, the governmental entity's obligation to make lease rental payments is absolute and unconditional without setoff or counterclaim, regardless of contingencies, whether or not a given project is completed or used by the governmental entity and notwithstanding any circumstances or occurrences which might arise. In the event of non-appropriation, certificate holders' or bondowners' sole remedy (absent credit enhancement) generally is limited to repossession of the collateral for resale or releasing, and the obligation of the governmental lessee is not backed by a pledge of the general credit of the governmental lessee. In the event of non-appropriation, the Sponsors may instruct the Trustee to sell such Bonds.

                  Moral Obligation Bonds. Certain Series of the Trust may contain Bonds in the portfolio that are secured by pledged revenues and additionally by the so-called "moral obligation" of the State or a local governmental body. Should the pledged revenues prove insufficient, the payment of such Bonds is not a legal obligation of the State or local government, and is subject to its willingness to appropriate funds therefor.

Revenue Bonds

                  Mortgage Revenue Bonds. Certain Bonds may be "mortgage revenue bonds". Under the Internal Revenue Code of 1986, as amended (the "Code") (and under similar provisions of the prior tax law), "mortgage revenue bonds" are obligations the proceeds of which are used to finance owner-occupied residences under programs which meet numerous statutory requirements relating to residency, ownership, purchase price and target area requirements, ceiling amounts for state and local issuers, arbitrage restrictions, and certain information reporting, certification, and public hearing requirements. There can be no assurance that additional federal legislation will not be introduced or that existing legislation will not be further amended, revised, or enacted after delivery of these Bonds or that certain required future actions will be taken by the issuing governmental authorities, which action or failure to act could cause interest on the Bonds to be subject to federal income tax. If any portion of the Bond proceeds is not committed for the purpose of the issue, Bonds in such amount could be subject to earlier mandatory redemption at par, including issues of Zero Coupon Bonds (see "Original Issue Discount and Zero Coupon Bonds").

                  Housing Bonds. Some of the aggregate principal amount of Bonds may consist of obligations of state and local housing authorities whose revenues are primarily derived from mortgage loans to housing projects for low to moderate income families. Since such obligations are not general obligations of a particular state or municipality and are generally payable primarily or solely from rents and other fees, adverse economic developments including failure or inability to increase rentals, fluctuations of interest rates and increasing construction and operating costs may reduce revenues available to pay existing obligations.

                  The housing bonds in the Trust, despite their optional redemption provisions which generally do not take effect until ten years after the original issuance dates of such Bonds (often referred to as "ten year call protection"), do contain provisions which require the issuer to redeem such obligations at par from unused proceeds of the issue within a stated period. In recent periods of declining interest rates there have been increased redemptions of housing bonds pursuant to such redemption provisions. In

279831.13
                                       -9-
addition, the housing bonds in the Trust are also subject to mandatory redemption in part at par at any time that voluntary or involuntary prepayments of principal on the underlying mortgages are made to the trustee for such Bonds or that the mortgages are sold by the bond issuer. Prepayments of principal tend to be greater in periods of declining interest rates; it is possible that such prepayments could be sufficient to cause a housing bond to be redeemed substantially prior to its stated maturity date, earliest call date or sinking fund redemption date.

                  Public Power Revenue Bonds. General problems of the electric utility industry include difficulty in financing large construction programs during an inflationary period; restrictions on operations and increased costs and delays attributable to environmental considerations; the difficulty of the capital markets in absorbing utility debt and equity securities; the availability of fuel for electric generation at reasonable prices, including among other considerations the potential rise in fuel costs and the costs associated with conversion to alternate fuel sources such as coal; technical cost factors and other problems associated with construction, licensing, regulation and operation of nuclear facilities for electric generation, including among other considerations the problems associated with the use of radioactive materials and the disposal of radioactive waste; and the effects of energy conservation. Certain Bonds may have been issued in connection with the financing of nuclear generating facilities. In view of recent developments in connection with such facilities, legislative and administrative actions have been taken and proposed relating to the development and operation of nuclear generating facilities. The Sponsors are unable to predict whether any such actions or whether any such proposals or litigation, if enacted or instituted, will have an adverse impact on the revenues available to pay the debt service on the Bonds in the portfolio issued to finance such nuclear projects.

                  Each of the problems referred to above could adversely affect the ability of the issuers of public power revenue bonds to make payments of principal of and/or interest on such bonds. Certain municipal utilities or agencies may have entered into contractual arrangements with investor-owned utilities and large industrial users and consequently may be dependent in varying degrees on the performance of such contracts for payment of bond debt service.

                  Health Care Revenue Bonds. Some of the aggregate principal amount of Bonds may consist of hospital revenue bonds. Ratings of hospital bonds are often initially based on feasibility studies which contain projections of occupancy levels, revenues and expenses. Actual experience may vary considerably from such projections. A hospital's gross receipts and net income will be affected by future events and conditions including, among other things, demand for hospital services and the ability of the hospital to provide them, physicians' confidence in hospital management capability, economic developments in the service area, competition, actions by insurers and governmental agencies and the increased cost and possible unavailability of malpractice insurance. Additionally, a major portion of hospital revenue typically is derived from federal or state programs such as Medicare and Medicaid which have been revised substantially in recent years and which are undergoing further review at the state and federal level.

                  Proposals for significant changes in the health care system and the present programs for third party payment of health care costs are under consideration in Congress and many states. Future legislation or changes in the areas noted above, among other things, would affect all hospitals to

279831.13
                                      -10-
varying degrees and, accordingly, any adverse change in these areas may affect the ability of such issuers to make payment of principal and interest on such bonds.

                  Higher Education Revenue Bonds. Higher education revenue bonds include debt of state and private colleges, universities and systems, and parental and student loan obligations. The ability of universities and colleges to meet their obligations is dependent upon various factors, including the revenues, costs and enrollment levels of the institutions. In addition, their ability may be affected by declines in Federal, state and alumni financial support, fluctuations in interest rates and construction costs, increased maintenance and energy costs, failure or inability to raise tuition or room charges and adverse results of endowment fund investments.

                  Pollution Control Facility Revenue Bonds. Bonds in the pollution control facilities category include securities issued on behalf of a private corporation,* including utilities, to provide facilities for the treatment of air, water and solid waste pollution. Repayment of these bonds is dependent upon income from the specific pollution control facility and/or the financial condition of the project corporation. See also "Private Activity Bonds."

                  Other Utility Revenue Bonds. Bonds in this category include securities issued to finance natural gas supply, distribution and transmission facilities, public water supply, treatment and distribution facilities, and sewage collection, treatment and disposal facilities. Repayment of these bonds is dependent primarily on revenues derived from the billing of residential, commercial and industrial customers for utility services, as well as, in some instances, connection fees and hook-up charges. Such utility revenue bonds may be adversely affected by the lack of availability of Federal and state grants and by decisions of Federal and state regulatory bodies and courts.

                  Solid Waste and Resource Recovery Revenue Bonds. Bonds in this category include securities issued to finance facilities for removal and disposal of solid municipal waste. Repayment of these bonds is dependent on factors which may include revenues from appropriations from a governmental entity, the financial condition of the private project corporation and revenues derived from the collection of charges for disposal of solid waste. Repayment of resource recovery bonds may also be dependent to various degrees on revenues from the sale of electric energy or steam. Bonds in this category may be subject to mandatory redemption in the event of project non-completion, if the project is rendered uneconomical or if it is considered an environmental hazard.

                  Transportation Revenue Bonds. Bonds in this category include bonds issued for airport facilities, bridges, turnpikes, port authorities, railroad systems or mass transit systems. Generally, airport facility revenue bonds are payable from and secured by the revenues derived from the ownership and operation of a particular airport. Payment on other transportation bonds is often dependent primarily or solely on revenues from financed facilities, including user fees, charges, tolls and rents. Such revenues may be adversely affected by increased construction and maintenance costs or taxes, decreased

---------------
* For the purposes of the description of users of facilities, all references to "corporations" shall be deemed to include any other nongovernmental person or entity.

279831.13
                                      -11-
use, competition from alternative facilities, scarcity of fuel, reduction or loss of rents or the impact of environmental considerations. Other transportation bonds may be dependent primarily or solely on Federal, state or local assistance including motor fuel and motor vehicle taxes, fees and licenses and, therefore, may be subject to fluctuations in such assistance.

                  Special Tax Revenue Bonds. Bonds in this category are bonds secured primarily or solely by receipt of certain state or local taxes, including sales and use taxes or excise taxes. Consequently, such bonds may be subject to fluctuations in the collection of such taxes. Such bonds do not include tax increment bonds or special assessment bonds.

                  Other Revenue Bonds. Certain Series of the Trust may also contain revenue bonds which are payable from and secured primarily or solely by revenues from the ownership and operation of particular facilities, such as correctional facilities, parking facilities, convention centers, arenas, museums and other facilities owned or used by a charitable entity. Payment on bonds related to such facilities is, therefore, primarily or solely dependent on revenues from such projects, including user fees, charges and rents. Such revenues may be affected adversely by increased construction and maintenance costs or taxes, decreased use, competition from alternative facilities, reduction or loss of rents or the impact of environmental considerations.

                  Certain Series of the Trust may also contain bonds that are secured by direct obligations of the U.S. Government or, in some cases, obligations guaranteed by the U.S. Government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. In a few isolated instances to date, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.

Puerto Rico Bonds


                  Certain of the Bonds in the Trust may be general obligations and/or revenue bonds of issuers located in Puerto Rico which will be affected by general economic conditions in Puerto Rico. The economy of Puerto Rico is fully integrated with that of the mainland United States. During fiscal 1997, approximately 88% of Puerto Rico's exports were to the United States mainland, which was also the source of 62% of Puerto Rico's imports. In fiscal 1997, Puerto Rico experienced a $2.7 billion positive adjusted merchandise trade balance. The dominant sectors of the Puerto Rico economy are manufacturing and services. Puerto Rico's more than decade-long economic expansion continued throughout the five-year period from fiscal 1993 through fiscal 1997. Factors behind this expansion included government-sponsored economic development programs, periodic declines in the exchange value of the United States dollar, increases in the level of federal transfers, and the relatively low cost of borrowing. Gross product in fiscal 1993 was $25.1 billion ($24.5 billion in 1992 prices) and gross product in fiscal 1997 was $32.1 billion ($27.7 billion in 1992 prices). This represents an increase in gross product of 27.7% from fiscal 1993 to 1997 (13.0% in 1992 prices). Since fiscal 1985, personal income, both aggregate and per capita, has increased consistently each fiscal year. In fiscal 1997, aggregate personal income was $32.1 billion ($30.0 billion in 1992 prices) and personal income per capita was $8,509 ($7,957 in 1992 prices). Personal income includes transfer payments to individuals in Puerto Rico under various social programs. Total federal payments to Puerto Rico, which include transfers to local government entities and expenditures of federal agencies in Puerto Rico, in addition to federal transfer payments to individuals, are lower on a per capita basis in Puerto


279831.13
                                      -12-

Rico than in any state. Transfer payments to individuals in fiscal 1997 were $7.3 billion, of which $5.2 billion, or 71.6%, represented entitlements to individuals who had previously performed services or made contributions under programs such as Social Security, Veterans' Benefits, Medicare and U.S. Civil Service retirement pensions. Average employment increased from 999,000 in fiscal 1993, to 1,128,300 in fiscal 1997. Average unemployment decreased from 16.8% in fiscal 1993, to 13.1% in fiscal 1997. According to the Labor Department's Household Employment Survey, during the first eight months of fiscal 1998, total employment increased 0.4% over the same period in fiscal 1997. Total monthly employment averaged 1,129,000 during the first eight months of fiscal 1998, compared to 1,124,500 in the same period of fiscal 1997. The Puerto Rico Planning Board's gross product forecast for fiscal 1998 projected an increase of 3.0% over fiscal 1997.


Original Issue Discount Bonds and Zero Coupon Bonds


                  Certain Series of the Trust may contain original issue discount bonds and/or zero coupon bonds. Original issue discount bonds are bonds that were originally issued at less than the market interest rate. Zero coupon bonds are original issue discount bonds that do not provide for the payment of current interest. For Federal income tax purposes, original issue discount on such bonds must be amortized over the term of such bonds. On sale or redemption, the excess of (1) the amount realized (other than amounts treated as tax-exempt income as described below), over (2) the tax basis of such bonds (properly adjusted, in the circumstances described below, for amortization of original issue discount) will be treated as taxable income or loss. See "The Trust--Tax Status." The Code requires holders of tax-exempt obligations issued with original issue discount, (including holders of Units in a trust such as the Trust), to accrue tax-exempt original issue discount by using the constant interest method provided for the holders of taxable obligations. In addition, the Code provides that the basis of a tax-exempt obligation is increased by the amount of accrued tax-exempt original issue discount. These provisions are applicable to obligations issued after September 3, 1982 and acquired after March 1, 1984. The Trust's tax basis in a Bond is increased by any accrued original issue discount, as is a Unit holder's tax basis in its Units. For Bonds issued after June 9, 1980 that are redeemed prior to maturity, the difference between the Trust's basis, as adjusted, and the amount received will be taxable gain or loss to the Unit holders.


                  There can be no assurance that additional Federal legislation will not be enacted or that existing legislation will not be amended hereafter with the effect that interest on bonds becomes subject to Federal income taxation. If the interest on the Bonds should ultimately be deemed to be taxable, the Sponsors may instruct the Trustee to sell them, and, since they would be sold as taxable securities, it is expected that they would have to be sold at a substantial discount from current market prices.

Bonds Subject to Sinking Fund Provisions

                  Most of the Bonds in the Trust are subject to redemption prior to their stated maturity date pursuant to sinking fund or call provisions. A sinking fund is a reserve fund accumulated over a period of time for retirement of debt. Sinking fund provisions are designed to redeem a significant portion of an issue gradually over the life of the issue. Obligations to be redeemed are generally chosen by lot. A callable debt obligation is one which is subject to redemption prior to maturity at the option of the issuer. To the extent that obligations in the Trust have a bid side valuation higher than their par value, redemption of such obligations at

279831.13
                                      -13-
par would result in a loss of capital to a purchaser of Units at the public offering price. The estimated current return of the Units might also be adversely affected if the return on the retired Bonds is greater than the average return on the Bonds in the Trust. In general, call provisions are more likely to be exercised when the offering side valuation is at a premium over par than when it is at a discount from par. See "Special Factors Concerning the Portfolio" in Part I of this Prospectus for information for the number of bonds in the Portfolio that are original issue discount and zero coupon bonds and "Portfolio Information" in Part I of this Prospectus for a breakdown of the percentage of Bonds in the Trust with offering side valuations at a premium, discount or at par. See also "Estimated Current Return and Estimated Long Term Return". "The Portfolio" in Part I of this Prospectus contains a listing of the sinking fund and call provisions, if any, with respect to each of the Bonds therein.

Other Matters

                  An amendment to the Federal Bankruptcy Act relating to the adjustment of indebtedness owed by any political subdivision or public agency or instrumentality of any state, including municipalities, became effective in 1979. Among other things, this amendment facilitates the use of proceedings under the Federal Bankruptcy Act by any such entity to restructure or otherwise alter the terms of its obligations, including those of the type comprising the Trust's portfolio. The Sponsors are unable to predict what effect, if any, this legislation will have on the Trust.

                  To the best knowledge of the Sponsors, there is no litigation pending as of the date hereof in respect of any Securities which might reasonably be expected to have a material adverse effect on the Trust, unless otherwise stated in Part I of this Prospectus. At any time, however, litigation may be initiated on a variety of grounds with respect to Securities in the Trust. Such litigation as, for example, suits challenging the issuance of pollution control revenue bonds under recently enacted environmental protection statutes, may affect the validity of such Securities or the tax-free nature of the interest thereon. While the outcome of such litigation can never be entirely predicted with certainty, bond counsel have given opinions to the issuing authorities of each Bond on the date of issuance to the effect that such Securities have been validly issued and that the interest thereon is exempt from regular Federal income tax. In addition, other litigation or other factors may arise from time to time which potentially may impair the ability of issuers to meet obligations undertaken with respect to Securities.

                                 PUBLIC OFFERING

Offering Price

                  The Public Offering Price of the Units is based on the aggregate bid price of the Bonds in the Trust (as determined by the Evaluator) plus a sales charge determined in accordance with the schedule set forth below, which is based upon the maturities of each Bond in the Trust. The Sponsors have implemented this variable format as a more equitable method of assessing the sales charge for secondary market purchases. For the purpose of computing the sales charge, Bonds are deemed to mature on their expressed maturity dates, unless the Evaluator evaluates the price of the Bonds to a different date, such as a call date or a mandatory tender date, in which case the maturity will be deemed to be such other date. This method of computing the sales charge will apply different sales charge rates to each Bond in the Trust

279831.13
                                      -14-
depending on the maturity of each Bond in accordance with the following schedule:

                                              Secondary Market Period
                                                   Sales Charge
                                                                   Percentage
                                     Percentage of                   of Net
Years to Maturity Per Bond       Public Offering Price          Amount Invested
--------------------------       ---------------------          ---------------

     0 Months to 2 Years                1.0%                       1.010%
     2 but less than 3                  2.0%                       2.091%
     3 but less than 4                  3.0%                       3.093%
     4 but less than 8                  4.0%                       4.167%
     8 but less than 12                 5.0%                       5.363%
     12 but less than 15                5.5%                       5.820%
     15 or more                         5.9%                       6.270%

                  A minimum sales charge of 1.0% of the Public Offering Price is applied to all secondary market unit purchases. There is no reduction of the sales charge for volume purchases in secondary market transactions.

                  A proportionate share of accrued and undistributed interest on the Securities at the date of delivery of the Units to the purchaser is also added to the Public Offering Price.

                  Unless Securities are in default in payment of principal or interest or in significant risk of such default, the Evaluator will not attribute any value to the Units due to the insurance obtained by the Trust. See also "Rights of Unit Holders--Certificates" and "Rights of Unit Holders-- Redemption" for information relating to redemption of Units. The Evaluator will consider in its evaluation of Defaulted Bonds which are covered by insurance obtained by the Trust the value of the insurance guaranteeing interest and principal payments as well as the market value of the Securities and the market value of similar securities of issuers whose securities, if identifiable, carry identical interest rates and maturities and are of creditworthiness comparable to the issuer prior to the default or risk of default. If such other securities are not identifiable, the Evaluator will compare prices of securities with substantially identical interest rates and maturities and of a creditworthiness of minimum investment grade. As to Series 18 and subsequent Series, the value of the insurance will be equal to the difference between (i) the market value of Defaulted Bonds assuming the exercise of the right to obtain Permanent Insurance (less the insurance premium attributable to the purchase of Permanent Insurance and the related custodial fee) and (ii) the market value of such Defaulted Bonds not covered by Permanent Insurance. In any case the Evaluator will consider the ability of the Insurer to meet its commitments under the Trust's insurance policy and, in the case of Series 18 and subsequent Series, MBIA's or MBIAC's commitment to issue Permanent Insurance. For a description of the circumstances under which a full or partial suspension of the right of Unit holders to redeem their Units may occur, see "Rights of Unit Holders--Redemption."

                  It is the present intention of the Trustee (and, in the case of Series 18 and subsequent Series, assuming the Trustee does not exercise the right to obtain Permanent Insurance on any Defaulted Bonds), so long as the Trust contains either some Bonds not in default or any Pre-insured Bonds, not to sell Defaulted Bonds to effect redemptions or for any other reason but rather to retain them in the portfolio BECAUSE VALUE ATTRIBUTABLE TO THE INSURANCE OBTAINED BY THE TRUST CANNOT BE REALIZED UPON SALE. Insurance

279831.13
                                      -15-
obtained by the issuer of a Pre-insured Bond, or by some other party, is effective so long as such Pre-insured Bond is outstanding and the insurer of such Bond continues to fulfill its obligations. Therefore, any such insurance may be considered to represent an element of market value in regard to the Pre-insured Bond, but the exact effect, if any, of this insurance on such market value cannot be predicted. Regardless of whether the insurer of a Pre- insured Bond continues to fulfill its obligations, however, such Bond will in any case continue to be insured under the policy obtained by the Trust from the Insurer as long as the Bond is held in the Trust.

                  Certain commercial banks are making Units of the Trust available to their customers on an agency basis. A portion of the sales charge discussed above is retained by or remitted to the banks. Under the Glass-Steagall Act, banks are prohibited from underwriting Trust Units; however, the Glass-Steagall Act does permit certain agency transactions, and banking regulators have not indicated that these particular agency transactions are not permitted under such Act.

Market for Units

                  Although they are not obligated to do so, the Sponsors have maintained and intend to continue to maintain a market for the Units and to continuously offer to purchase Units at prices based on the aggregate bid price of the Securities. The Sponsors' Repurchase Price shall be not less than the Redemption Price plus accrued interest through the expected date of settlement. See "Rights of Unit Holders--Redemption--Computation of Redemption Price per Unit." There is no sales charge incurred when a Unit holder sells Units back to the Sponsors. Any Units repurchased by the Sponsors may be reoffered to the public by the Sponsors at the Public Offering Price at the time, plus accrued interest.

                  If the supply of Units of any Series exceeds demand, or for some other business reason, the Sponsors may discontinue purchases of Units of such Series at prices based on the aggregate bid price of the Securities. The Sponsors do not in any way guarantee the enforceability, marketability or price of any Security in the portfolio or of the Units of the Trust. In the event that a market is not maintained for the Units, a Unit holder desiring to dispose of its Units may be able to do so only by tendering such Units to the Trustee for redemption at the Redemption Price, which is based upon the aggregate bid price of the underlying Securities. The aggregate bid price of the Securities in the Trust may be expected to be less than the aggregate offering price. If a Unit holder wishes to dispose of its Units, he should inquire of the Sponsors as to current market prices prior to making a tender for redemption to the Trustee. See "Rights of Unit Holders--Redemption" and "Sponsors."

                  Employees (and their immediate families) of the Sponsors may, pursuant to employee benefit arrangements, purchase Units of the Trust at a price equal to the bid side evaluation of the underlying securities in the Trust, divided by the number of Units outstanding. Such arrangements result in less selling effort and selling expenses than sales to employee groups of other companies. Resales or transfers of Units purchased under the employee benefit arrangements may only be made through the Sponsors' secondary market, so long as it is being maintained.

279831.13
                                      -16-

Distribution of Units

                  The Sponsors are the sole underwriters of the Units. It is the Sponsors' intention to effect a public distribution of the Units solely through their own organizations. Units may, however, be sold to dealers who are members of the National Association of Securities Dealers, Inc. at a discount. Such discount is subject to change from time to time by the Agent for the Sponsors. Sales will be made only with respect to whole Units, and the Sponsors reserve the right to reject, in whole or in part, any order for the purchase of Units. It is the Sponsors' intention to continue to qualify Units of the Trust for sale where such qualification is necessary. In maintaining a market for the Units (see "Public Offering--Market for Units"), the Sponsors will realize profits or sustain losses in the amount of any difference between the price at which they buy Units and the price at which they resell such Units (the Public Offering Price described in the currently effective Prospectus which includes the sales charge set forth in Part I of this Prospectus under "Summary of Essential Financial Information") or the price at which they may redeem such Units (based upon the aggregate bid side evaluation of the Securities), as the case may be, and to the extent that they earn sales charges on resales.

ESTIMATED CURRENT RETURN AND ESTIMATED LONG-TERM RETURN TO UNIT HOLDERS

                  Units of the Trust are offered on a "dollar price" basis. In contrast, tax-exempt bonds customarily are offered on a "yield price" basis. Therefore, the rate of return on each Unit is measured in terms of both Estimated Current Return and Estimated Long-Term Return. Estimated Current Return based on the Public Offering Price per Unit and Estimated Long-Term Return per Unit and information regarding estimated monthly and semi-annual distributions of interest to Unit holders are set forth under "Summary of Essential Financial Information" in Part I of this Prospectus.

                  Estimated Current Return is computed by dividing the Estimated Net Annual Interest Income per Unit by the Public Offering Price. Estimated Net Interest Income per Unit will vary with changes in fees and expenses of the Trustee and the Evaluator and with principal prepayment, redemption, maturity, exchange or sale of Bonds. The Public Offering Price per Unit will vary with changes in the offering price of the Bonds. Estimated Current Return takes into account only the interest payable on the Bonds and does not involve a computation of yield to maturity or to an earlier redemption date nor does it reflect any amortization of premium or discount from par value in the Bond's purchase price. Moreover, because interest rates on bonds purchased at a premium are generally higher than current interest rates on newly issued bonds of a similar type with comparable ratings, the Estimated Current Return per Unit may be affected adversely if such Bonds are redeemed prior to their maturity. Therefore, there is no assurance that the Estimated Current Return as set forth under "Summary of Essential Financial Information" in Part I of this Prospectus will be realized in the future.

                  Estimated Long-Term Return is calculated using a formula that
(i) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (taking into account the amortization of premiums and the accretion of discounts) and estimated retirements of all the Bonds in the portfolio and (ii) takes into account the expenses and sales charge associated with each Unit of the Trust. The Estimated Long-Term Return assumes that each Bond is retired on its pricing life date (i.e., that date which produces the lowest dollar price when yield price calculations are done

279831.13
                                      -17-
for each optional call date and the maturity date of a callable security). If the Bond is retired on any optional call or maturity date other than the pricing life date, the yield to the holder of that Bond will be greater than the initial quoted yield. Since the market values and estimated retirements of the Bonds, the expenses of the Trust and the Net Annual Interest Income and Public Offering Price per Unit may change, there is no assurance that the Estimated Long-Term Return as set forth under "Summary of Essential Financial Information" in Part I of this Prospectus will be realized in the future.

                             INSURANCE ON THE BONDS

                  Insurance guaranteeing the timely payment, when due, of all principal and interest on the Bonds in the Trust has been obtained from the Insurer by the Trust. The Insurer has issued a policy of insurance covering each of the Bonds in the Trust, including Pre-insured Bonds. As to each Trust, the Insurer shall not have any liability under the policy with respect to any Bonds which do not constitute part of the Trust. In determining to insure the Bonds, the Insurer has applied its own respective standards which generally correspond to the standards it has established for determining the insurability of new issues of municipal bonds.

                  By the terms of its policy, the Insurer unconditionally guarantees to the Trust the payment, when due, required of the issuer of the Bonds of an amount equal to the principal of (either at the stated maturity or by any advancement of maturity pursuant to a mandatory sinking fund payment) and interest on the Bonds as such payments shall become due but not paid. Except as provided below with respect to small issue industrial development Bonds and pollution control revenue Bonds, in the event of any acceleration of the due date of principal by reason of mandatory or optional redemption (other than mandatory sinking fund redemption), default or otherwise, the payments guaranteed will be made in such amounts and at such times as would have been due had there not been an acceleration. The Insurer will be responsible for such payments less any amounts received by the Trust from any trustee for the Bond issuers or from any other source. The policy issued by the Insurer does not guarantee payment on an accelerated basis, the payment of any redemption premium or the value of the Units. The MBIA Inc. and MBIA Corp. policies also do not insure against nonpayment of principal of or interest on the Bonds resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for the Bonds. With respect to small issue industrial development Bonds and pollution control revenue Bonds, however, MBIA Inc. and MBIA Corp., respectively, guarantee the full and complete payments required to be made by or on behalf of an issuer of such Bonds if there occurs pursuant to the terms of the Bonds an event which results in the loss of the tax-exempt status of interest on such Bonds, including principal, interest or premium payments payable thereon, if any, as and when required to be made by or on behalf of the issuer pursuant to the terms of such Bonds. No assurance can be given that the policy issued by the Insurer would insure the payment of principal or interest on Bonds which is not required to be paid by the issuer thereof because the Bonds were not validly issued. At the respective times of issuance of the Bonds, opinions relating to the validity thereof were rendered by bond counsel to the respective issuing authorities.

                  The insurance policy relating to the Trust is non-cancelable and will continue in force so long as the Trust is in existence and the Securities described in the policy continue to be held in and owned by the Trust. Failure to pay premiums on the policy obtained by the Trust will not result in the cancellation of insurance but will force the Insurer to take action

279831.13
                                      -18-
against the Trustee to recover premium payments due it. The Trustee in turn will be entitled to recover such payments from the Trust.

                  The policy issued by the Insurer shall terminate as to any Bond which has been redeemed from or sold by the Trustee on the date of such redemption or on the settlement date of such sale, and the Insurer shall not have any liability under the policy as to any such Bond thereafter. If the date of such redemption or the settlement date of such sale occurs between a record date and a date of payment of any such Bonds, any MBIA Inc. or MBIA Corp. policy will terminate as to such Bond on the business day next succeeding such date of payment. The termination of a MBIA Inc. or MBIA Corp. policy as to any Bond shall not affect MBIA Inc.'s or MBIA Corp.'s obligations regarding any other Bond in such Trust or any other Trust which has obtained a MBIA Inc. or MBIA Corp. insurance policy. The policy issued by the Insurer will terminate as to all Bonds on the date on which the last of the Bonds matures, is redeemed or is sold by the Trust.

                  Pursuant to an irrevocable commitment of the Insurer, the Trustee upon the sale of a Bond in the Trust has the right to obtain permanent insurance with respect to such Bond (i.e., insurance to maturity of the Bonds) (the "Permanent Insurance") upon the payment of a single predetermined insurance premium from the proceeds of the sale of such Bond. Accordingly, any Bond in such Series of the Trust is eligible to be sold on an insured basis. It is expected that the Trustee will exercise the right to obtain Permanent Insurance for a Bond in the Trust upon instruction from the Sponsors only if upon such exercise the Trust would receive net proceeds (sale of Bond proceeds less the insurance premium attributable to the Permanent Insurance and the related custodial fee) from such sale in excess of the sale proceeds if such Bond was sold on an uninsured basis.

                  The Permanent Insurance premium with respect to each Bond is determined based upon the insurability of each Bond as of the Date of Deposit and will not be increased or decreased for any change in the creditworthiness of such Bond unless such Bond is in default as to payment of principal and/or interest. In such event, the Permanent Insurance premium shall be subject to an increase predetermined at the Date of Deposit and payable from the proceeds of the sale of such Bond.

                  Except as indicated below, insurance obtained by the Trust has no effect on the price or redemption value of Units thereof. It is the present intention of the Evaluator to attribute a value to the insurance obtained by the Trust (including the right to obtain Permanent Insurance) for the purpose of computing the price or redemption value of Units thereof only if the Bonds covered by such insurance are in default in payment of principal or interest or, in the Sponsors' opinion, in significant risk of such default ("Defaulted Bonds"). The value of the insurance will be equal to the difference between (1) the market value of a Bond which is in default in payment of principal or interest or a significant risk of default assuming the exercise of the right to obtain Permanent Insurance (less the insurance premium attributable to the purchase of Permanent Insurance and the related custodial fee) and (2) the market value of such Bonds not covered by Permanent Insurance. Insurance obtained by the issuer of a Bond or by parties other than the Trust is effective so long as such Pre-insured Bond is outstanding and the insurer of such Pre-insured Bond continues to fulfill its obligations.

                  Regardless of whether the insurer of a Pre-insured Bond continues to fulfill its obligations, however, such Bond will continue to be insured under the policy obtained by the Trust from MBIA Inc. or MBIA Corp. as long as

279831.13
                                      -19-
the Bond is held in the Trust. Insurance obtained by the issuer of a Bond or by other parties may be considered to represent an element of market value in regard to the Bonds thus insured, but the exact effect, if any, of this insurance on such market value cannot be predicted.

                  In the event that interest on or principal of a Bond is due for payment but is unpaid by reason of nonpayment by the issuer thereof, the Insurer will make payments to its fiscal agent, as identified in the insurance policy (the "Fiscal Agent"), equal to such unpaid amounts of principal and interest not later than one business day after the Insurer has been notified by the Trustee that such nonpayment has occurred (but not earlier than the date such payment is due). The Fiscal Agent will disburse to the Trustee the amount of principal and interest which is then due for payment but is unpaid upon receipt by the Fiscal Agent of (1) evidence of the Trust's right to receive payment of such principal and interest and (2) evidence, including any appropriate instruments of assignment, that all of the rights to payment of such principal or interest then due for payment shall thereupon vest in the Insurer. Upon payment by the Insurer of any principal or interest payments with respect to any Bonds, the Insurer shall succeed to the rights of the owner of such Bonds with respect to such payment.


                  MBIA Corp. is the principal operating subsidiary of MBIA Inc., a New York Stock Exchange listed company. MBIA Inc. is not obligated to pay the debts of or claims against MBIA Corp. MBIA Corp. is a limited liability corporation rather than a several liability association. MBIA Corp. is domiciled in the State of New York and licensed to do business in and subject to regulation under the laws of all 50 states, the District of Columbia, the Commonwealth of Puerto Rico, the Commonwealth of the Northern Mariana Islands, the Virgin Islands of the United States and the Territory of Guam.

                  As of December 31, 1997, MBIA Corp. had admitted assets of $5.3 billion (audited), total liabilities of $3.5 billion (audited), and total capital and surplus of $1.8 billion (audited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. As of June 30, 1998, MBIA Corp. had admitted assets of $6.0 billion (unaudited), total liabilities of $4.0 billion (unaudited), and total capital and surplus of $2.0 billion (unaudited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. The address of MBIA Corp. is 113 King Street, Armonk, New York 10504.


                  As of the Evaluation Date, the claims-paying ability of MBIA Corp. has been rated "AAA" by Standard & Poor's and "Aaa" by Moody's.

                  No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information subsequent to the date thereof. The Sponsors are not aware that the information herein is inaccurate or incomplete as of the date hereof.

                  The contract of insurance relating to the Trust and the negotiations in respect thereof and certain agreements relating to Permanent Insurance represent the only significant relationship between the Insurer and the Trust. Otherwise, neither the Insurer nor any associate thereof has any material business relationship, direct or indirect, with the Trust or the Sponsors, except that the Sponsors may from time to time in the normal course of their business participate as underwriters or as managers or as members of underwriting syndicates in the distribution of new issues of municipal bonds for which a policy of insurance guaranteeing the payment of interest and

279831.13
                                      -20-
principal has been obtained from the Insurer, and except that James A. Lebenthal, Chairman of the Board of Directors of Lebenthal & Co., Inc., is a director of MBIA Inc. Although all issues contained in the portfolio of the Trust are individually insured, neither the Trust, the Units nor the portfolio is insured directly or indirectly by the Insurer.

                  A purpose of the insurance on the Bonds in the portfolio obtained by the Trust is to obtain a higher yield on the Trust portfolio than would be available if all the Securities in such portfolio had Standard & Poor's "AAA" rating and/or Moody's "Aaa" rating but were uninsured and yet at the same time to have the protection of insurance of payment of interest and principal on the Securities. There is, of course, no certainty that this result will be achieved. Any Pre-insured Bonds in the Trust (all of which are rated "AAA" by Standard & Poor's and/or "Aaa" by Moody's, respectively) may or may not have a higher yield than uninsured bonds rated "AAA" by Standard & Poor's and/or "Aaa" by Moody's, respectively.

                  Because the Securities are insured by the Insurer as to the payment of principal and interest, Moody's has assigned a rating of "Aaa" to all of the Bonds in the Trust, as insured, and Standard & Poor's has assigned its "AAA" investment rating to the Units and Bonds in the Trust. See "Tax Exempt Bond Portfolio" in Part I of this Prospectus. These ratings apply to the Bonds only while they are held in the Trust. The obtaining of these ratings by the Trust should not be construed as an approval of the offering of the Units by Standard & Poor's or Moody's or as a guarantee of the market value of the Trust or of the Units. These ratings are not a recommendation to buy, hold or sell and do not take into account the extent to which Trust expenses or portfolio asset sales for less than the Trust's acquisition price will reduce payment to the Unit holders of the interest or principal.

         TAX STATUS (See also "Tax Status" in Part I of this Prospectus)

                  Interest income on the Bonds contained in the Trust portfolio is, in the opinion of bond counsel to the issuing governmental authorities rendered at the time of original issuance of the Bonds, excludible from gross income under the Internal Revenue Code of 1954, as amended (the "1954 Code"), or the Internal Revenue Code of 1986, as amended (the "Code"), depending upon the date of issuance of the Bonds in any particular Series. See "The Trust-- Portfolio."


                  Gain (or loss) realized on a sale, maturity or redemption of the Bonds or on a sale or redemption of a Unit is, however, includible in gross income as long- or short-term capital gain (or loss), depending on the holding period of the Units, for Federal, state and local income tax purposes, assuming that the Unit is held as a capital asset. Such gain (or loss) does not include any amount received in respect of accrued interest, accrued original issue discount or accrued market discount. Gain on the disposition of a Bond purchased at a market discount generally will be treated as ordinary income, rather than capital gain, to the extent of accrued market discount. Bonds selling at a market discount tend to increase in market value as they approach maturity, when the principal amount is payable, thus increasing the potential for taxable gain (or reducing the potential for loss) on their redemption, maturity or sale. Long-term capital gains realized by noncorporate Unitholders on the disposition of Bonds or Units will be taxed at a maximum federal income tax rate of 20% if the Unit has been held for more than one year), whereas ordinary income received by noncorporate Unitholders will be taxed at a maximum federal income tax rate of 39.6%. The deductibility of capital losses is limited to the amount of capital gain; in


279831.13
                                      -21-
addition, up to $3,000 ($1,500 for married persons filing separately) of capital losses of non-corporate Unit holders may be deducted against ordinary income. Since the proceeds from sales of Bonds, under certain circumstances, may not be distributed, a Unit holder's taxable income for any year may exceed the actual cash distributions to the Unit holder in that year.

                  Among other things, the Code provides for the following: (1) interest on certain private activity bonds issued after August 7, 1986 is included in the calculation of the individual's alternative minimum tax currently taxed at a rate of up to 28% (however, none of the Bonds in the Trust is a private activity bond, the interest on which is subject to the alternative minimum tax); (2) interest on certain private activity bonds issued after August 7, 1986 is included in the calculation of the corporate alternative minimum tax and 75% of the amount by which adjusted current earnings (including interest on all tax-exempt bonds, such as the Bonds) exceed alternative minimum taxable income, as modified for this calculation, will be included in alternative minimum taxable income. Interest on the Bonds is includible in the adjusted current earnings of a corporation for purposes of this alternative minimum tax. The Code does not otherwise require corporations, and does not require taxpayers other than corporations, including individuals, to treat interest on the Bonds as an item of tax preference in computing alternative minimum tax; (3) subject to certain exceptions, no financial institution is allowed a deduction for the portion of the institution's interest expense that is allocable to tax-exempt interest on tax-exempt bonds acquired after August 7, 1986; (4) the amount of the deduction allowed to property and casualty insurance companies for underwriting loss is decreased by an amount determined with regard to tax-exempt interest income and the deductible portion of dividends received by such companies; (5) all taxpayers are required to report for informational purposes on their Federal income tax returns the amount of tax-exempt interest they receive; (6) an issuer must meet certain requirements on a continuing basis in order for interest on a tax-exempt bond to be tax-exempt, with failure to meet such requirements resulting in the loss of tax exemption; and (7) a branch profits tax is imposed on U.S. branches of foreign corporations which, because of the manner in which the branch profits tax is calculated, may have the effect of subjecting the U.S. branch of a foreign corporation to Federal income tax on the interest on bonds otherwise exempt from such tax.


                  Section 86 of the Code provides that a portion of social security benefits is includible in taxable income for taxpayers whose "modified adjusted gross income," combined with a portion of their social security benefits, exceeds a base amount. The base amount is $25,000 for an individual, $32,000 for a married couple filing a joint return and zero for married persons filing separate returns. Interest on tax-exempt bonds is added to adjusted gross income for purposes of determining whether an individual's income exceeds the base amount described above.

                  In addition, certain "S Corporations" may be subject to minimum tax on certain passive income, including tax-exempt interest, such as interest on the Bonds.

                  At the time of the original issuance of the Bonds held by the Trust, opinions relating to the validity of the Bonds and the exemption of interest thereon from Federal income tax were or (with respect to "when, as and if issued" Bonds) were to be rendered by bond counsel to the issuing governmental authorities. Neither the Sponsors nor their special counsel have made any review of proceedings relating to the issuance of such Bonds or the basis for bond counsel's opinions.

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                  In the case of certain Bonds which may be included in the Trust, the opinions of bond counsel indicate that, although interest on such Bonds is generally exempt from Federal income tax, such Bonds are "industrial development bonds" under the 1954 Code or are "private activity bonds" as that term is defined in the Code (the following discussion also applies to Bonds that are "industrial development bonds" as they are defined in the 1954 Code in terms similar to those under which private activity bonds are defined in the Code and are generally subject to the same limitations). Interest on certain qualified small issue private activity bonds is exempt from Federal income tax only so long as the "principal user" of the bond-financed facility and any "related person" remain within the capital expenditure limitations of the Code and only so long as the aggregate private activity bond limits of the Code are met. In addition, interest on private activity bonds will not be exempt from Federal income tax for any period during which such bonds are held by a "substantial user" of the facilities financed by the proceeds of such bonds (or a "related person" to such a "substantial user"). Interest attributable to such Bonds, if received by a Unit holder who is such a "substantial user" or "related person," will be taxable (i.e., not tax-exempt) to the same extent as if such Bonds were held directly as owner.


                  In addition, a Bond can lose its tax-exempt status as a result of other subsequent but unforeseeable events such as prohibited "arbitrage" activities by the issuer of the Bond or the failure of the Bond to continue to satisfy the conditions required for the exemption of interest thereon from regular federal income tax. No investigation has been made as to the current or future owners or users of the facilities financed by the bonds, the amount of such persons' outstanding tax-exempt private activities bonds, or the facilities themselves, and no assurance can be given that future events will not affect the tax-exempt status of the Bonds. Investors should consult their tax advisors for advice with respect to the effect of these provisions on their particular tax situation.

                  Under Section 265 of the Code, if borrowed funds are used by a Unit holder to purchase or carry Units of the Trust, interest on such indebtedness will not be deductible for Federal income tax purposes. Under rules used by the Internal Revenue Service, the purchase of Units may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of Units. Similar rules are applicable for purposes of state and local taxation. Investors with questions regarding this issue should consult their tax advisors.


                  The Trust may contain Bonds issued with original issue discount. The Code requires holders of tax-exempt obligations issued with original issue discount, such as the Trust (and therefore the Unitholders), to accrue tax-exempt original issue discount by using the constant interest method provided for the holders of taxable obligations and to increase the basis of a tax-exempt obligation by the amount of accrued tax-exempt original issue discount. These provisions are applicable to obligations issued after September 3, 1982 and acquired after March 1, 1984. The Trust's tax basis in a Bond is increased by any accrued original issue discount, as is a Unit holder's tax basis in its Units. For Bonds issued on or after June 9, 1980 that are redeemed prior to maturity, the difference between the Trust's basis, as adjusted, and the amount received will be taxable gain or loss to the Unit holders.


                  If a Unit holder's tax cost for its pro rata interest in a Bond exceeds its pro rata interest in the Bond's face amount, the Unit holder will be considered to have purchased its pro rata interest in the Bond at a

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"premium." The Unit holder will be required to amortize any premium relating to its pro rata interest in a Bond prior to the maturity of the Bond. Amortization of premium on a Bond will reduce a Unit holder's tax basis for this pro rata interest in the Bond, but will not result in any deduction from the Unit holder's income. Thus, for example, a Unit holder who purchases a pro rata interest in a Bond at a premium and resells it at the same price will recognize taxable gain equal to the portion of the premium that was amortized during the period the Unit holder is considered to have held such interest.

                  The exemption of interest on municipal obligations for Federal income tax purposes does not necessarily result in exemption under the income tax laws of any state or local government. Interest income derived from the Bonds is not excluded from net income in determining New York State or New York City franchise taxes on corporations or financial institutions. The laws of states and local governments vary with respect to the taxation of such obligations.

                  From time to time proposals have been introduced before Congress, the purpose of which is to restrict or eliminate the Federal income tax exemption for interest on debt obligations similar to the Bonds in the Trust, and it can be expected that similar proposals may be introduced in the future. The Sponsors cannot predict whether additional legislation, if any, in respect of the Federal income tax status of interest on debt obligations may be enacted and what the effect of such legislation would be on Bonds in the Trust. In addition, the enactment of a "flat tax" or other legislation that significantly alters the federal income tax system may have a material adverse effect on the value of Units. If the interest on any Bonds in the Trust should ultimately be deemed to be taxable, the Sponsors may instruct the Trustee to sell such Bonds, and, since they would be sold as taxable securities, it is expected that they would be sold at a substantial discount from current market prices.


                  In South Carolina v. Baker, the U.S. Supreme Court held that the federal government may constitutionally require states to register bonds they issue and subject the interest on such bonds to federal income tax if not registered, and that there is no constitutional prohibition against the federal government's taxing the interest earned on state or other municipal bonds. The Supreme Court decision affirms the authority of the federal government to regulate and control bonds such as the Bonds in the Trust and to tax interest on such bonds in the future. The decision does not, however, affect the current exclusion from gross income of the interest earned on the Bonds in the Trust in accordance with Section 103 of the Code.

                  The opinions of counsel to the issuing governmental authorities to the effect that interest on the Bonds is exempt from regular federal income tax may be limited to law existing at the time the Bonds were issued, and may not apply to the extent that future changes in law, regulations or interpretations affect such Bonds. Investors are advised to consult their own advisors for advice with respect to the effect of any legislative changes.


                             RIGHTS OF UNIT HOLDERS

Certificates

                  Ownership of Units is evidenced by registered certificates executed by the Trustee and the Sponsors. The Trustee is authorized to treat as the record owner of Units that person who is registered as such owner on the books of the Trustee. Certificates are transferable by presentation and

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                                      -24-
surrender to the Trustee properly endorsed and accompanied by a written instrument or instruments of transfer.

                  Certificates may be issued in denominations of one Unit or any multiple thereof. A Unit holder may be required to pay $2.00 per certificate reissued or transferred and to pay any governmental charge that may be imposed in connection with each such transfer or interchange. For new certificates issued to replace destroyed, stolen or lost certificates, the Unit holder must furnish indemnity satisfactory to the Trustee and must pay such expenses as the Trustee may incur. Mutilated certificates must be surrendered to the Trustee for replacement.

Distribution of Interest and Principal

                  While interest will be distributed semi-annually or monthly, depending on the method of distribution chosen, principal, including capital gains, will be distributed only semi-annually; provided, however, that, other than for purposes of redemption, no distribution need be made from the Principal Account if the balance therein is less than $1.00 per Unit then outstanding, and that, if at any time the pro rata share represented by the Units of cash in the Principal Account exceeds $10.00 as of a Monthly Record Date, the Trustee shall, on the next succeeding Monthly Distribution Date, distribute the Unit holder's pro rata share of the balance of the Principal Account. Interest (semi-annually or monthly) and principal, including capital gains, if any (semi-annually), received by the Trust will be distributed on each Distribution Date to Unit holders of record of the Trust as of the preceding Record Date who are entitled to such distributions at that time under the plan of distribution chosen. All distributions will be net of applicable expenses and funds required for the redemption of Units. See "Summary of Essential Financial Information" in Part I of this Prospectus, "The Trust--Expenses and Charges" and "Rights of Unit Holders--Redemption" in Part II.

                  The Trustee will credit to the Interest Account for the Trust all interest received by the Trust, including that part of the proceeds of any disposition of Securities which represents accrued interest. Other receipts of the Trust will be credited to the Principal Account for the Trust. The pro rata share of the Interest Account of the Trust and the pro rata share of cash in the Principal Account of the Trust represented by each Unit thereof will be computed by the Trustee each month as of the Record Date. See "Summary of Essential Financial Information" in Part I of this Prospectus. Proceeds received from the disposition of any of the Securities subsequent to a Record Date and prior to the next succeeding Distribution Date will be held in the Principal Account for the Trust and will not be distributed until the second succeeding Distribution Date. Because interest on the Securities is not received by the Trust at a constant rate throughout the year, any particular interest distribution may be more or less than the amount credited to the Interest Account of the Trust as of the Record Date. Persons who purchase Units between a Record Date and a Distribution Date will receive their first distribution on the second Distribution Date following their purchase of Units under the applicable plan of distribution. No distribution need be made from the Principal Account if the balance therein is less than an amount sufficient to distribute $1.00 per Unit.

                  The difference between the estimated net interest accrued to the first Record Date and to the related Distribution Date is an asset of the respective Unit holder and will be realized in subsequent distributions or

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                                      -25-
upon the earlier of the sale of such Units or the maturity, redemption or sale of Securities in the Trust.

                  The plan of distribution selected by a Unit holder will remain in effect until changed. Unit holders purchasing Units in the secondary market will initially receive distributions in accordance with the election of the prior owner. Each April, the Trustee will furnish each Unit holder a card to be returned together with the Certificate by May 15 of such year if the Unit holder desires to change its plan of distribution, and the change will become effective on May 16 of such year for the ensuing twelve months. For a discussion of redemption of Units, see "Rights of Unit Holders--Redemption-- Tender of Units."

                  As of the fifteenth day of each month the Trustee will deduct from the Interest Account and, to the extent funds are not sufficient therein, from the Principal Account, amounts necessary to pay the expenses of the Trust as of the first day of such month. See "The Trust--Expenses and Charges." The Trustee also may withdraw from said accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges payable out of the Trust. Amounts so withdrawn shall not be considered a part of the Trust's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate account. In addition, the Trustee may withdraw from the Interest Account and the Principal Account such amounts as may be necessary to cover redemption of Units by the Trustee. See "Rights of Unit Holders--Redemption." Funds which are available for future distributions, payments of expenses and redemptions are in accounts which are non-interest bearing to the Unit holders and are available for use by the Trustee pursuant to normal banking procedures.

                  Because interest on Securities in the Trust is payable at varying intervals, usually in semi-annual installments, the interest accruing to the Trust will not be equal to the amount of money received and available monthly for distribution from the Interest Account to Unit holders choosing the monthly payment plan. Therefore, on each monthly Distribution Date, the amount of interest actually deposited in the Interest Account and available for distribution may be slightly more or less than the monthly interest distribution made. In addition, because of the varying interest payment dates of the Securities constituting the Trust portfolio, accrued interest at any point in time will be greater than the amount of interest actually received by the Trust and distributed to Unit holders. Therefore, there will usually remain an item of accrued interest that is added to the value of the Units. If a Unit holder sells all or a portion of its Units, he will be entitled to receive its proportionate share of the accrued interest from the purchaser of its Units. Similarly, if a Unit holder redeems all or a portion of its Units, the Redemption Price per Unit which he is entitled to receive from the Trustee will also include accrued interest on the Securities. Thus, the accrued interest attributable to a Unit will not be entirely recovered until the Unit holder either redeems or sells such Unit or until the Trust is terminated. See "Rights of Unit Holders--Redemption--Computation of Redemption Price per Unit."

Expenses and Charges

                  Initial Expenses

                  All the expenses of creating and establishing the Trust for Series 118 and prior Series have been borne by the Sponsors, including the cost of the initial preparation, printing and execution of the Trust Agreement and the

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                                      -26-
certificates for Units, legal expenses, advertising and selling expenses, expenses of the Trustee and other out-of-pocket expenses.

                  All or a portion of the expenses incurred in creating and establishing the Trust for Series 119 and subsequent Series, including the cost of the initial preparation and execution of the Trust Agreement, the initial fees and expenses of the Trustee, legal expenses and other actual out-of-pocket expenses, have been paid by the Trust and will be amortized over a five year period. All advertising and selling expenses, as well as any organizational expenses not paid by the Trust, will be borne by the Sponsors at no cost to the Trust.

                  Fees

                  The Trustee's, Sponsor's and Evaluator's fees are set forth under "Summary of Essential Financial Information" in Part I of this Prospectus. The Sponsors' fee, if any, which is earned for portfolio supervisory services, is based on the face amount of Securities in the Trust at December 1 of each year. The Sponsors' fee, which is not to exceed the maximum amount set forth in the "Summary of Essential Financial Information" in Part I of this Prospectus, may exceed the actual costs of providing portfolio supervisory services for a particular Series, but at no time will the total amount received by the Sponsors for portfolio supervisory services rendered to all Series of Empire State Municipal Exempt Trust in any calendar year exceed the aggregate cost to them of supplying such services in such year.

                  The Trustee will receive for its ordinary recurring services to the Trust an annual fee in the amount set forth in the "Summary of Essential Financial Information" in Part I of this Prospectus. There is no minimum fee and, except as hereinafter set forth, no maximum fee. For a discussion of certain benefits derived by the Trustee from the Trust's funds, see "Rights of Unit Holders--Distribution of Interest and Principal." For a discussion of the services performed by the Trustee pursuant to its obligations under the Trust Agreement, reference is made to the material set forth under "Rights of Unit Holders."

                  The Trustee's and Evaluator's fees are payable monthly on or before each Distribution Date and the Sponsors' annual fee is payable annually on December 1, each from the Interest Account to the extent funds are available and then from the Principal Account. These fees may be increased without approval of the Unit holders by amounts not exceeding proportionate increases in consumer prices for services as measured by the United States Department of Labor's Consumer Price Index entitled "All Services Less Rent." If the balances in the Principal and Interest Accounts are insufficient to provide for amounts payable by the Trust, or amounts payable to the Trustee which are secured by its prior lien on the Trust, the Trustee is permitted to sell Bonds to pay such amounts.

                  Insurance Premiums

                  The cost of the insurance obtained by the Trust as set forth under "Summary of Essential Financial Information" in Part I of this Prospectus is based on the aggregate amount of Bonds in the Trust as of the date of such information. The premium, which is an obligation of each respective Trust, is payable monthly by the Trustee on behalf of the Trust. As Securities in the portfolio of the Trust mature, are redeemed by their respective issuers or are sold by the Trustee, the amount of the premium will be reduced in respect of those Securities no longer owned by and held in the Trust. The Trust does not

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                                      -27-
incur any premium expense for any insurance which has been obtained by an issuer of a Pre-insured Bond, since the premium or premiums for such insurance have been paid by such issuer or other party; Pre-insured Bonds, however, are additionally insured by the Trust. No premium will be paid by the Trust on Bonds which are also MBIA Corp Pre-insured Bonds or MBIA Pre-insured Bonds. The premium payable for Permanent Insurance and the related custodial fee will be paid solely from the proceeds of the sale of a Bond from the Trust in the event that the Trustee exercises the right to obtain Permanent Insurance on such Bond.

                  Other Charges

                  The following additional charges are or may be incurred by the
Trust: all expenses (including audit and counsel fees) of the Trustee incurred in connection with its activities under the Trust Agreement, including annual audit expenses by independent public accountants selected by the Sponsors (so long as the Sponsors maintain a secondary market, the Sponsors will bear any audit expense which exceeds 50 cents per Unit), the expenses and costs of any action undertaken by the Trustee to protect the Trust and the rights and interests of the Unit holders; fees of the Trustee for any extraordinary services performed under the Trust Agreement; indemnification of the Trustee for any loss or liability accruing to it without willful misconduct, bad faith or gross negligence on its part, arising out of or in connection with its acceptance or administration of the Trust; and all taxes and other governmental charges imposed upon the Securities or any part of the Trust (no such taxes or charges are being levied or made or, to the knowledge of the Sponsors, contemplated). The above expenses, including the Trustee's fee, when paid by or owing to the Trustee, are secured by a lien on the Trust. In addition, the Trustee is empowered to sell Securities in order to make funds available to pay all expenses.

Reports and Records

                  The Trustee shall furnish Unit holders of the Trust in connection with each distribution a statement of the amount of interest, if any, and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per Unit. Within a reasonable time after the end of each calendar year, the Trustee will furnish to each person who at any time during the calendar year was a Unit holder of record a statement providing the following information: (1) as to the Interest Account: interest received (including amounts representing interest received upon any disposition of Securities and any earned original issue discount), and, if the issuers of the Securities are located in different states or territories, the percentage of such interest by such states or territories, deductions for payment of applicable taxes and for fees and expenses of the Trust (including insurance costs), redemptions of Units and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (2) as to the Principal Account: the dates of disposition of any Securities and the net proceeds received therefrom (including any unearned original issue discount but excluding any portion representing interest, with respect to the Trust the premium attributable to the Trustee's exercise of the right to obtain Permanent Insurance and any related custodial fee), deductions for payments of applicable taxes and for fees and expenses of the Trust, redemptions of Units, the amount of any "when issued" interest treated as a return of capital and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit

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                                      -28-
outstanding on the last business day of such calendar year; (3) a list of the Securities held and the number of Units outstanding on the last business day of such calendar year; (4) the Redemption price per Unit based upon the last computation thereof made during such calendar year; and (5) amounts actually distributed during such calendar year from the Interest Account and from the Principal Account, separately stated, expressed both as total dollar amounts and as dollar amounts representing the pro rata share of each Unit outstanding.

                  The Trustee shall keep available for inspection by Unit holders, at all reasonable times during usual business hours, books of record and account of its transactions as Trustee including records of the names and addresses of Unit holders, certificates issued or held, a current list of Securities in the portfolio of the Trust and a copy of the Trust Agreement.

Redemption

                  Tender of Units

                  While it is anticipated that Units can be sold in the secondary market, Units may also be tendered to the Trustee for redemption at its corporate trust office at 101 Barclay Street, New York, New York 10286, upon payment of any applicable tax. At the present time there are no specific taxes related to the redemption of the Units. No redemption fee will be charged by the Sponsors or the Trustee. Units redeemed by the Trustee will be canceled.

                  Certificates for Units to be redeemed must be delivered to the Trustee and must be properly endorsed and accompanied by a written instrument of transfer. Thus, redemption of Units cannot be effected until certificates representing such Units have been delivered to the person seeking redemption. See "Rights of Unit Holders--Certificates." Unit holders must sign exactly as their names appear on the face of the certificate with signature(s) guaranteed by an officer of a national bank or trust company, a member firm of either the New York, Midwest or Pacific Stock Exchange, or in such other manner as may be acceptable to the Trustee. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority.

                  By the third business day following such tender, the Unit holder will be entitled to receive in cash an amount for each Unit tendered equal to the Redemption Price per Unit computed as of the Evaluation Time set forth in Part I of this Prospectus under "Summary of Essential Financial Information" as of the next subsequent Evaluation Time. See "Redemption--Computation of Redemption Price per Unit." The "date of tender" is deemed to be the date on which Units are received by the Trustee, except that as regards Units received after the Evaluation Time on the New York Stock Exchange, the date of tender is the next day on which such Exchange is open for trading or the next day on which there is a sufficient degree of trading in Units of the Trust, and such Units will be deemed to have been tendered to the Trustee on such day for redemption at the Redemption Price computed on that day. For information relating to the purchase by the Sponsors of Units tendered to the Trustee for redemption at prices in excess of the Redemption Price, see "Redemption--Purchase by the Sponsors of Units Tendered for Redemption."

                  Accrued interest paid on redemption shall be withdrawn from the Interest Account or, if the balance therein is insufficient, from the

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                                      -29-

Principal Account. All other amounts paid on redemption shall be withdrawn from the Principal Account. The Trustee is empowered to sell Securities in order to make funds available for redemption. Such sales, if required, could result in a sale of Securities by the Trustee at a loss. To the extent Securities are sold, the size and diversity of the Trust will be reduced.

                  If the Trustee exercises the right to obtain Permanent Insurance on a Bond, such Bond will be sold from the Trust on an insured basis. In the event that the Trustee does not exercise the right to obtain Permanent Insurance on a Bond, such Bond will be sold from the Trust on an uninsured basis since the insurance obtained by the Trust covers the timely payment of principal and interest when due on the Bonds only while the Bonds are held in and owned by the Trust. If the Trustee does not exercise the right to obtain Permanent Insurance on a Defaulted Bond, to the extent that Bonds which are current in payment of interest are sold from the Trust portfolio in order to meet redemption requests and Defaulted Bonds are retained in the portfolio in order to preserve the related insurance protection applicable to said Bonds, the overall value of the Bonds remaining in the Trust will tend to diminish. See "Sponsors--Responsibility" for the effect of selling Defaulted Bonds to meet redemption requests.

                  The Trustee reserves the right to suspend the right of redemption and to postpone the date of payment of the Redemption Price per Unit for any period during which the New York Stock Exchange is closed, other than weekend and holiday closings, or during which trading on that Exchange is restricted or during which (as determined by the Securities and Exchange Commission by rule or regulation) an emergency exists as a result of which disposal or evaluation of the underlying Bonds is not reasonably practicable, or for such other periods as the Securities and Exchange Commission has by order permitted.

                  Because insurance obtained by the Trust terminates as to Bonds which are sold by the Trustee, and because the insurance obtained by the Trust does not have a realizable cash value which can be used by the Trustee to meet redemptions of Units (assuming, in the case of Series 18 and subsequent Series, that the Trustee does not exercise the right to obtain Permanent Insurance on Defaulted Bonds), under certain circumstances the Sponsors may apply to the Securities and Exchange Commission for an order permitting a full or partial suspension of the right of Unit holders to redeem their Units if a significant portion of the Bonds in the portfolio is in default in payment of principal or interest or in significant risk of such default. No assurances can be given that the Securities and Exchange Commission will permit the Sponsors to suspend the rights of Unit holders to redeem their Units, and, without the suspension of such redemption rights when faced with excessive redemptions, the Sponsors may not be able to preserve the benefits of the Trust's insurance on Defaulted Bonds.

                  Computation of Redemption Price Per Unit

                  The Redemption Price per Unit is determined by the Trustee on the basis of the bid prices of the Securities in the Trust, as of the Evaluation Time stated under "Summary of Essential Financial Information" in Part I of this Prospectus on the day any such determination is made. The Redemption Price per Unit is each Unit's pro rata share, determined by the Trustee, of (1) the aggregate value of the Securities in the Trust (determined by the Evaluator as set forth below), except for those cases in which the value of insurance has been included, (2) cash on hand in the Trust, and (3) accrued and unpaid interest on the Securities as of the date of computation, less

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(a) amounts representing taxes or governmental charges payable out of the Trust,
(b) the accrued expenses of the Trust, and (c) cash held for distribution to Unit holders of record as of a date prior to the evaluation. The Evaluator may determine the value of the Securities in the Trust (i) on the basis of current bid prices for the Securities, (ii) if bid prices are not available for any Securities, on the basis of current bid prices for comparable bonds, (iii) by appraisal, or (iv) by any combination of the above. In determining the Redemption Price per Unit, no value will be assigned to the portfolio insurance obtained by the Trust on the Bonds in the Trust unless such Bonds are in default in payment of principal or interest or in significant risk of such default. On the other hand, Pre-insured Bonds in the Trust are entitled at all times to the benefits of insurance obtained by their respective issuers so long as the Pre-insured Bonds are outstanding and the insurer continues to fulfill its obligations, and such benefits are reflected and included in the market value of Pre-insured Bonds. For a description of the situations in which the Evaluator may value the insurance obtained by the Trust, see "Public Offering--Market for Units."

                  Purchase by the Sponsors of Units Tendered for Redemption

                  The Trust Agreement requires that the Trustee notify the Sponsors of any tender of Units for redemption. So long as the Sponsors are maintaining a bid in the secondary market, the Sponsors, prior to the close of business on the second succeeding business day, will purchase any Units tendered to the Trustee for redemption at the price so bid by making payment therefor to the Unit holder in an amount not less than the Redemption Price on the date of tender not later than the day on which the Units would otherwise have been redeemed by the Trustee. See "Public Offering--Market for Units." Units held by the Sponsors may be tendered to the Trustee for redemption as any other Units, provided that the Sponsors shall not receive for Units purchased as set forth above a higher price than they paid, plus accrued interest.

                  The offering price of any Units resold by the Sponsors will be the Public Offering Price determined in the manner provided in this Prospectus. See "Public Offering-- Offering Price." Any profit resulting from the resale of such Units will belong to the Sponsors which likewise will bear any loss resulting from a lower offering or redemption price subsequent to their acquisition of such Units.

Exchange Option

                  The Sponsors of the Series of Empire State Municipal Exempt Trust (including the Series of Municipal Exempt Trust, the predecessor trust to Empire State Municipal Exempt Trust) (the "Trust") are offering Unit holders of those Series of the Trust for which the Sponsors are maintaining a secondary market an option to exchange a Unit of any Series of the Trust for a Unit of a different Series of the Trust being offered by the Sponsors (other than in the initial offering period) at a Public Offering Price generally based on the bid prices of the underlying Securities divided by the number of Units outstanding (see "Public Offering--Market for Units") plus a fixed sales charge of $15 per Unit (in lieu of the normal sales charge). However, a Unit holder must have held its Unit for a period of at least six months in order to exercise the exchange option or agree to pay a sales charge based on the greater of $15 per Unit or an amount which together with the initial sales charge paid in connection with the acquisition of Units being exchanged equals the normal sales charge of the Series into which the investment is being converted, determined as of the date of the exchange. Such exchanges will be

279831.13
                                      -31-
effected in whole Units only. Any excess proceeds from the Units being surrendered will be returned, and the Unit holder will not be permitted to advance any new money in order to complete an exchange. The Sponsors reserve the right to modify, suspend or terminate this plan at any time without further notice to the Unit holders. In the event that the exchange option is not available to a Unit holder at the time he wishes to exercise it, the Unit holder will be immediately notified and no action will be taken with respect to its Units without further instructions from the Unit holder.

                  Unit holders are urged to consult their tax advisors as to the tax consequences of exchanging Units.

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                         AUTOMATIC ACCUMULATION ACCOUNT

                  The Sponsors have entered into an arrangement (the "Plan") with Empire Builder Tax Free Bond Fund (the "Empire Builder") which permits Unit holders of the Trust to elect to have distributions from Units in the Trust automatically reinvested in shares of the Empire Builder. The Empire Builder is an open-end, non-diversified investment company whose investment objective is to seek as high a level of current income exempt from Federal income tax, New York State and New York City income taxes as is believed to be consistent with preservation of capital. It is the policy of the Empire Builder to invest primarily in debt securities the interest income from which is exempt from such taxes.

                  The Empire Builder has an investment objective which differs in certain respects from that of the Trust. The bonds purchased by the Empire Builder will be of "investment grade" quality - that is, at the time of purchase by the Empire Builder, such bonds either will be rated not lower than the four highest ratings of either Moody's (Aaa, Aa, A or Baa) or Standard & Poor's (AAA, AA, A, or BBB) or will be unrated bonds which at the time of purchase are judged by the Empire Builder's investment advisor to be of comparable quality to bonds rated within such four highest grades. It is a fundamental policy of the Empire Builder that under normal market conditions at least 90% of the income distributed to its shareholders will be exempt from Federal income tax, New York State and New York City personal income taxes. However, during times of adverse market conditions when the Empire Builder is investing for temporary defensive purposes in obligations other than New York tax-exempt bonds, more than 10% of the Empire Builder's income distributions could be subject to Federal income tax, New York State income tax and/or New York City income tax, as described in the current prospectus relating to the Empire Builder (the "Empire Builder Prospectus"). Glickenhaus & Co. ("Glickenhaus"), a sponsor of the Trust, acts as the investment advisor and distributor for the Empire Builder.

                  Each Unit holder may request from The Bank of New York (the "Plan Agent") a copy of the Empire Builder Prospectus describing the Empire Builder and a form by which such Unit holder may elect to become a participant ("Participant") in the Plan. Thereafter, as directed by such person, distributions on the Participant's Units will, on the applicable Distribution Date, automatically be applied as of that date by the Trustee to purchase shares (or fractions thereof) of the Empire Builder at a net asset value as computed as of the close of trading on the New York Stock Exchange on such date, as described in the Empire Builder Prospectus. Unless otherwise indicated, new Participants in the Empire Builder Plan will be deemed to have elected the monthly distribution plan with respect to their Units. Confirmations of all transactions undertaken for each Participant in the Plan will be mailed to each such Participant by the Plan Agent indicating distributions and shares (or fractions thereof) of the Empire Builder purchased on its behalf. A Participant may at any time prior to ten days preceding the next succeeding distribution date, by so notifying the Plan Agent in writing, elect to terminate its participation in the Plan and receive future distributions on its Units in cash. There will be no charge or other penalty for such termination. The Sponsors, the Trustee, the Empire Builder and Glickenhaus, as investment advisor for Empire Builder each will have the right to terminate this Plan at any time for any reason. The reinvestment of distributions from the Trust through the Plan will not affect the income tax status of such distributions. For more complete information about investing in the Empire Builder through the Plan, including charges and expenses, request a copy of the Empire Builder Prospectus from The Bank of New York, Unit Investment Trust, P.O. Box 972, New York, New York 10269-0067. Read it carefully before you decide to participate.

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                                      -33-

                                                              [ALTERNATE PAGE]

                         AUTOMATIC ACCUMULATION ACCOUNT

                  For Unit holders of the Trust who are clients of Lebenthal & Co., Inc., the Sponsors have entered into an arrangement (the "Plan") with Lebenthal New York Municipal Bond Fund (the "Bond Fund") which permits Unit holders of the Trust to elect to have distributions from Units in the Trust automatically reinvested in shares of the Bond Fund. The Bond Fund is an open-end, non-diversified investment company whose investment objective is to maximize current income exempt from regular Federal income tax, and from New York State and New York City income taxes, consistent with preservation of capital and with consideration given to opportunities for capital gain. It is the policy of the Bond Fund to invest primarily in long term investment grade tax-exempt securities the interest income from which is exempt from such taxes.

                  The Bond Fund has an investment objective which differs in certain respects from that of the Trust. The bonds purchased by the Bond Fund will be of "investment grade" quality -- that is, at the time of purchase by the Bond Fund, such bonds either will be rated not lower than the four highest ratings of either Moody's (Aaa, Aa, A or Baa) or Standard & Poor's (AAA, A, A or
BBB) or will be unrated bonds which at the time of purchase are judged by the Bond Fund's investment advisor to be of comparable quality to bonds rated within such four highest grades. It is a fundamental policy of the Bond Fund that under normal market conditions at least 80% of the income distributed to its shareholders will be exempt from regular Federal income tax, and from New York State and New York City personal income taxes. However, during times of adverse market conditions, more than 20% of the Bond Fund's income distributions could be subject to Federal income tax, New York State and/or New York City income taxes, as described in the current prospectus relating to the Bond Fund (the "Bond Fund Prospectus"). Lebenthal & Co., Inc., a sponsor of the Trust, acts as the manager and distributor for the Bond Fund.

                  Each Unit holder may request from The Bank of New York (the "Plan Agent") a copy of the Bond Fund Prospectus describing the Bond Fund and a form by which such Unit holder may elect to become a participant ("Participant") in the Plan. Thereafter, as directed by such person, distributions on the Participant's Unit will, on the applicable Distribution Date, automatically be applied as of that date by the Trustee to purchase shares (or fractions thereof) of the Bond Fund at a net asset value as computed as of the close of trading on the New York Stock Exchange on such date, as described in the Bond Fund Prospectus. Unless otherwise indicated, new Participants in the Bond Fund Plan will be deemed to have elected the monthly distribution plan with respect to their Units. Confirmations of all transactions undertaken for each Participant in the Plan will be mailed to each Participant by the Plan Agent indicating distributions and shares (or fractions thereof) of the Bond Fund purchased on its behalf. A Participant may at any time prior to ten days preceding the next succeeding distribution date, by so notifying the Plan Agent in writing, elect to terminate its participation in the Plan and receive future distributions on its Units in cash. There will be no charge or other penalty for such termination. The Sponsors, the Trustee, the Bond Fund and Lebenthal & Co. Inc., as manager for the Bond Fund, each will have the right to terminate this Plan at any time for any reason. The reinvestment of distributions from the Trust through the Plan will not affect the income tax status of such distributions. For more complete information about investing in the Bond Fund through the Plan, including charges and expenses, request a copy of the Bond Fund Prospectus from The Bank of New York, Unit Investment Trust, P.O. Box 972, New York, New York 10269-0067.
Read it carefully before you decide to participate.

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                                      -33-

                                    SPONSORS

                  Glickenhaus and Lebenthal are the Sponsors for Empire State Municipal Exempt Trust, Series 10 and all subsequent Series, including all Guaranteed Series.

                  Glickenhaus, a New York limited partnership, is engaged in the underwriting and securities brokerage business and in the investment advisory business. It is a member of the New York Stock Exchange, Inc. and the National Association of Securities Dealers, Inc. and is an associate member of the American Stock Exchange. Glickenhaus acts as a sponsor for successive Series of The Glickenhaus Value Portfolios and The Municipal Insured National Trusts, and for the prior series of Empire State Municipal Exempt Trust, including those sold under the name of Municipal Exempt Trust, New York Exempt Series 1, New York Series 2 and New York Series 3. Glickenhaus, in addition to participating as a member of various selling groups of other investment companies, executes orders on behalf of investment companies for the purchase and sale of securities of such companies and sells securities to such companies in its capacity as a broker or dealer in securities. The principal offices of Glickenhaus are located at 6 East 43rd Street, New York, New York 10017.

                  Lebenthal, a New York corporation originally organized as a New York partnership in 1925, has been buying and selling municipal bonds for its own account as a dealer for over 72 years; Lebenthal also buys and sells securities as an agent and participates as an underwriter in public offerings of municipal bonds. It acted as a sponsor for Empire State Tax Exempt Bond Trust, Series 8 and successive Series of The Municipal Insured National Trust through Series 28. Lebenthal is registered as a broker/dealer with the Securities and Exchange Commission and various state securities regulatory agencies and is a member of the National Association of Securities Dealers, Inc. and Securities Investors Protection Corp. The principal offices of Lebenthal are located at 120 Broadway, New York, New York 10271.

Limitations on Liability

                  The Sponsors are jointly and severally liable for the performance of their obligations arising from their responsibilities under the Trust Agreement, but will be under no liability to the Unit holders for taking any action or refraining from any action in good faith or for errors in judgment; nor will they be responsible in any way for depreciation or loss incurred by reason of the sale of any Bonds, except in cases of their willful misconduct, bad faith or gross negligence. See "The Trust--Portfolio" and "Sponsors--Responsibility."

Responsibility

                  The Trustee shall sell, for the purpose of redeeming Units tendered by any Unit holder, and for the payment of expenses for which funds may not be available, such of the Bonds in a list furnished by the Sponsors as the Trustee in its sole discretion may deem necessary. In the event that the Trustee does not exercise the right to obtain Permanent Insurance on a Defaulted Bond or Bonds, to the extent that Bonds are sold which are current in payment of principal and interest in order to meet redemption requests and Defaulted Bonds are retained in the portfolio in order to preserve the related insurance protection applicable to said Bonds, the overall value of the Bonds remaining in the Trust's portfolio will tend to diminish. As to Series 18 and subsequent Series, in the event that the Trustee does not exercise the right

279831.13
                                      -34-
to obtain Permanent Insurance on a Defaulted Bond or Bonds, except as described below and in certain other unusual circumstances for which it is determined by the Trustee to be in the best interests of the Unit holders or if there is no alternative, the Trustee is not empowered to sell Defaulted Bonds for which value has been attributed for the insurance obtained by the Trust. Because of such restrictions on the Trustee, under certain circumstances the Sponsors may seek a full or partial suspension of the right of Unit holders to redeem their Units. See "Rights of Unit Holders--Redemption." The Sponsors are empowered, but not obligated, to direct the Trustee to dispose of Bonds in the event of advance refunding. It is the responsibility of the Sponsors to instruct the Trustee to reject any offer made by an issuer of any of the Securities to issue new obligations in exchange and substitution for any Securities pursuant to a refunding or refinancing plan, except that the Sponsors may instruct the Trustee to accept such an offer or to take any other action with respect thereto as the Sponsors may deem proper if the issuer is in default with respect to such Securities or in the judgment of the Sponsors the issuer will probably default with respect to such Securities in the foreseeable future.

                  Any obligations so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as Securities originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying Securities, the Trustee is required to give notice thereof to each Unit holder, identifying the obligations eliminated and the Securities substituted therefor. Except as stated in this and the preceding paragraph, the acquisition by the Trust of any securities other than the Securities initially deposited is prohibited.

                  If any default in the payment of principal or interest on any Bond occurs and no provision for payment is made therefor either pursuant to the portfolio insurance with respect to the Trust or otherwise within 30 days, the Trustee is required to notify the Sponsors thereof. If the Sponsors fail to instruct the Trustee to sell or to hold such Bond within 30 days after notification by the Trustee to the Sponsors of such default, the Trustee may in its discretion sell the Defaulted Bond and not be liable for any depreciation or loss thereby incurred. See "The Trust--Insurance on the Bonds."

                  The Sponsors may direct the Trustee to dispose of Bonds upon default in the payment of principal or interest, institution of certain legal proceedings or the existence of certain other impediments to the payment of Bonds, default under other documents which may adversely affect debt service, default in the payment of principal or interest on other obligations of the same issuer, decline in projected income pledged for debt service on revenue Bonds, or decline in price or the occurrence of other market factors, including advance refunding, so that in the opinion of the Sponsors the retention of such Bonds in a Trust would be detrimental to the interest of the Unit holders. The proceeds from any such sales will be credited to the Principal Account of the affected Trust for distribution to the Unit holders.

                  Notwithstanding the foregoing, in connection with final distributions to Unit holders, if the Trustee does not exercise the right to obtain Permanent Insurance on any Defaulted Bond, because the portfolio insurance obtained by the Trust is applicable only while Bonds so insured are held by the Trust, the price to be received by the Trust upon the disposition of any such Defaulted Bond will not reflect any value based on such insurance. Therefore, in connection with any liquidation with respect to a Trust, it

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                                      -35-
shall not be necessary for the Trustee to, and the Trustee does not currently intend to, dispose of any Bonds if retention of such Bonds, until due, shall be deemed to be in the best interest of Unit holders, including, but not limited to, situations in which Bonds so insured are in default and situations in which Bonds so insured have a deteriorated market price resulting from a significant risk of default. Since the Pre-insured Bonds will reflect the value of the insurance obtained by the Bond issuer, it is the present intention of the Sponsors not to direct the Trustee to hold any Pre- insured Bonds after the date of termination. All proceeds received, less applicable expenses, from insurance on Defaulted Bonds not disposed of at the date of termination will ultimately be distributed to Unit holders of record as of such date of termination as soon as practicable after the date such Defaulted Bonds become due and applicable insurance proceeds have been received by the Trustee. See "Summary of Essential Financial Information" in Part I of this Prospectus.

Agent for Sponsors

                  The Sponsor named as Agent for Sponsors under "Summary of Essential Information" in Part I of this Prospectus has been appointed by the other Sponsor as agent for purposes of taking action under the Trust Agreement. In those Trusts for which there is a sole Sponsor, references herein to the Agent for Sponsors shall be deemed to refer to such sole Sponsor. If the Sponsors are unable to agree with respect to action to be taken jointly by them under the Trust Agreement and they cannot agree as to which Sponsor shall act as sole Sponsor, then the Agent for Sponsors shall act as sole Sponsor. If one of the Sponsors fails to perform its duties under the Trust Agreement or becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, that Sponsor is automatically discharged under the Trust Agreement and the other Sponsor acts as the Sponsors.

Resignation

                  Any Sponsor may resign at any time provided that at the time of such resignation one remaining Sponsor maintains a net worth of $1,000,000 and all the remaining Sponsors are agreeable to such resignation. Concurrent with or subsequent to such resignation, a new Sponsor may be appointed by the remaining Sponsors and the Trustee to assume the duties of the resigning Sponsor. If, at any time, only one Sponsor is acting under the Trust Agreement and that Sponsor shall resign or fail to perform any of its duties thereunder or becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, then the Trustee may appoint a successor sponsor or terminate the Trust Agreement and liquidate the Trust.

Financial Information


                  At September 30, 1997, the total partners' capital of Glickenhaus was $182,265,038 (audited); and at March 31, 1998, the total stockholders' equity of Lebenthal was $6,083,285 (audited).


                  The foregoing information with regard to the Sponsors relates to the Sponsors only, and not to any series of Empire State Municipal Exempt Trust. Such information is included in this Prospectus only for the purpose of informing investors as to the financial responsibility of the Sponsors and their ability to carry out their contractual obligations shown herein. More comprehensive financial information can be obtained upon request from any Sponsor.

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                                      -36-

                                     TRUSTEE

                  The Trustee is The Bank of New York, a trust company organized under the laws of New York, having its offices at 101 Barclay Street, New York, New York 10286, (800) 221-7771. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law. The Trustee must be a corporation organized under the laws of the United States or the State of New York, which is authorized under such laws to exercise corporate trust powers, and must have at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000 and its principal office and place of business in the Borough of Manhattan, New York City. The duties of the Trustee are primarily ministerial in nature. The Trustee did not participate in the selection of Securities for the portfolio of any Series of the Trust.

Limitations on Liability

                  The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of the disposition of any moneys, Securities or certificates or in respect of any evaluation or for any action taken in good faith reliance on prima facie properly executed documents except in cases of its willful misconduct, bad faith, gross negligence or reckless disregard for its obligations and duties. In addition, the Trustee shall not be personally liable for any taxes or other governmental charges imposed upon or in respect of the Trust which the Trustee may be required to pay under current or future law of the United States or any other taxing authority having jurisdiction. See "The Trust--Portfolio."

Responsibility

                  For information relating to the responsibilities of the Trustee under the Trust Agreement, reference is made to the material set forth under "Rights of Unit Holders," "Sponsors--Responsibility" and "Sponsors-- Resignation."

Resignation

                  By executing an instrument in writing and filing the same with the Sponsors, the Trustee and any successor may resign. In such an event the Sponsors are obligated to appoint a successor trustee as soon as possible. If the Trustee becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, or, in the case of Series 11 and subsequent Series, if the Sponsors deem it to be in the best interest of the Unit holders, the Sponsors may remove the Trustee and appoint a successor as provided in the Trust Agreement. Such resignation or removal shall become effective upon the acceptance of appointment by the successor trustee. If, upon resignation or removal of a trustee, no successor has been appointed and has accepted the appointment within thirty days after notification, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor. The resignation or removal of a trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee.



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                                      -37-

                                    EVALUATOR

                  The Evaluator is Muller Data Corporation, a New York corporation, with main offices at 395 Hudson Street, New York, New York 10014. Muller Data Corporation is a wholly owned subsidiary of Thomson Publishing Corporation, a Delaware corporation.

Limitations on Liability

                  The Trustee and the Sponsors may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Trust Agreement shall be made in good faith upon the basis of the best information available to it; provided, however, that the Evaluator shall be under no liability to the Trustee, the Sponsors or the Unit holders for errors in judgement. This provision shall not protect the Evaluator in cases of its willful misconduct, bad faith, gross negligence or reckless disregard of its obligations and duties.

Responsibility

                  The Trust Agreement requires the Evaluator to evaluate the Securities on the basis of their bid prices on each business day after the initial offering period, when any Unit is tendered for redemption and on any other day such evaluation is desired by the Trustee or is requested by the Sponsors. For information relating to the responsibility of the Evaluator to evaluate the Securities on the basis of their offering prices, see "Public Offering--Offering Price."

Resignation

                  The Evaluator may resign or may be removed by the Sponsors and the Trustee, and the Sponsors and the Trustee are to use their best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon the acceptance of appointment by the successor evaluator. If upon resignation of the Evaluator no successor has accepted appointment within thirty days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor.


                AMENDMENT AND TERMINATION OF THE TRUST AGREEMENT

                  The Sponsors and the Trustee have the power to amend the Trust Agreement without the consent of any of the Unit holders when such an amendment is (1) to cure any ambiguity or to correct or supplement any provision of the Trust Agreement which may be defective or inconsistent with any other provision contained therein, or (2) to make such other provisions as shall not adversely affect the interest of the Unit holders; and the Sponsors and the Trustee may amend the Trust Agreement with the consent of the holders of certificates evidencing 66-2/3% of the Units then outstanding, provided that no such amendment will reduce the interest in a Trust of any Unit holder without the consent of such Unit holder or reduce the percentage of Units required to consent to any such amendment without the consent of all the Unit holders. In no event shall the Trust Agreement be amended to increase the number of Units issuable thereunder or to permit the deposit or acquisition of securities either in addition to or in substitution for any of the Bonds initially deposited in the Trust, except in accordance with the provisions of the Trust Agreement. In the event of any amendment, the Trustee is obligated to notify promptly all Unit holders of the substance of such amendment.

279831.13
                                      -38-

                  The Trust shall terminate upon the maturity, redemption, sale or other disposition, as the case may be, of the last of the Securities. The Trustee shall notify all Unit holders when the value of the Trust as shown by any evaluation is less than $2,000,000 or less than 20% of the value of the Trust as of the Date of Deposit, whichever is lower, at which time the Trust may be terminated (i) by the consent of the holders of 66-2/3% of the Units or (ii) by the Trustee; provided, however, that upon affirmative written notice of their opportunity to object to such termination and to the Sponsors and the holders of at least 33-1/3% of the Units do not instruct the Trustee not to terminate the Trust. In no event, however, may the Trust continue beyond the Mandatory Termination Date set forth in Part I of this Prospectus under "Summary of Essential Financial Information"; provided, however, that prior to the Mandatory Termination Date the Trustee shall not dispose of any Bonds if the retention of such Bonds, until due, shall be deemed to be in the best interest of the Unit holders of the affected Trust. In the event of termination, written notice thereof will be sent by the Trustee to all Unit holders. Within a reasonable period after termination, the Trustee will sell any remaining Securities and, after paying all expenses and charges incurred by the Trust, will distribute to each Unit holder, upon surrender for cancellation of its certificate for Units, its pro rata share of the balances remaining in the Interest and Principal Accounts of the Trust.



                                 LEGAL OPINIONS

                  Certain legal matters have been passed upon by Brown & Wood, One World Trade Center, New York, New York 10048, as special counsel for the Sponsors as to Series 9 through 64 and by Battle Fowler LLP, 75 East 55th Street, New York, New York 10022 as special counsel for the Sponsors as to Series 65 and subsequent Series of Empire State Municipal Exempt Trust, Guaranteed Series. Winston & Strawn, 200 Park Avenue, New York, New York 10016, acts as counsel for the Trustee.



                                    AUDITORS

                  The financial statements of the Trust included in Part I of this Prospectus have been audited by BDO Seidman, LLP, independent certified public accountants, as stated in their report with respect thereto, and are included therein in reliance upon such report given upon their authority as experts in accounting and auditing.


                           DESCRIPTION OF BOND RATINGS

                  A Standard & Poor's corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees. The bond rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

                  The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information.

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                                      -39-

The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information or for other circumstances.

                  The ratings are based, in varying degrees, on the following considerations:

         I. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

         II.      Nature of and provisions of the obligation;

         III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                  AAA:     Bonds rated "AAA" have the highest rating assigned by
         Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

                  AA:      Bonds rated "AA" have a very strong capacity to pay
         interest nd repay principal and differ from the highest rated issues only in small degree.

                  A: Bonds rated "A" have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

                  BBB: Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

                  BB, B, CCC, CC: Bonds rated "BB," "B," "CCC" and "CC" are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                  Plus (+) or Minus (-): To provide more detailed indications of credit quality, the ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                  Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default

279831.13
                                      -40-
         upon failure of, such completion. Accordingly, the investor should exercise its own judgment with respect to such likelihood and risk.

                  NO: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

                  SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

                  SP-2:  Satisfactory capacity to pay principal and interest.

                  SP-3:  Speculative capacity to pay principal and interest.

*Moody's rating. A summary of the meaning of the applicable rating symbols as published by Moody's follows:

                  Aaa: Bonds which are rated "Aaa" are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa: Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

                  A: Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  Baa: Bonds which are rated "Baa" are considered as medium grade obligations; i.e, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  Ba: Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                  B: Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments

279831.13
                                      -41-
         or maintenance of other terms of the contract over any long period of time may be small.

                  Con.(...): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These bonds are secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or
         (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Moody's applies numerical modifiers "1," "2" and "3" in each rating classification from "Aa" through "B" in its corporate rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the security ranks in the lower end of its generic rating category.


279831.13
                                      -42-

                                                   -----------------------------
This    Prospectus    contains    information
concerning  the Trust and the  Sponsors,  but
does  not  contain  all the  information  set               EMPIRE STATE
forth  in  the  registration  statements  and          MUNICIPAL EXEMPT TRUST
exhibits  relating  thereto,  which the Trust
has filed with the  Securities  and  Exchange
Commission,   Washington,   D.C.   under  the
Securities  Act of 1933  and  the  Investment             GUARANTEED SERIES
Company Act of 1940,  and to which  reference
is hereby made.
--------------------------------------------
                                                         PROSPECTUS, PART II

                        INDEX
--------------------------------------------

                                                              Sponsors:
                                        Page
                                        ----

THE TRUST..................................1              GLICKENHAUS & CO.
                                                         6 East 43rd Street
PUBLIC OFFERING............................14         New York, New York 10017
                                                           (212) 953-7532
ESTIMATED CURRENT RETURN AND ESTIMATED
    LONG-TERM RETURN TO UNIT HOLDERS.......17
                                                        LEBENTHAL & CO., INC.
INSURANCE ON THE BONDS.....................18               120 Broadway
                                                      New York, New York 10271
TAX STATUS.................................21               (212)425-6116

RIGHTS OF UNIT HOLDERS.....................24

AUTOMATIC ACCUMULATION ACCOUNT.............33

SPONSORS...................................34

TRUSTEE....................................37

EVALUATOR..................................38

AMENDMENT AND TERMINATION OF THE TRUST
    AGREEMENT..............................38

LEGAL OPINIONS.............................39

AUDITORS...................................39

DESCRIPTION OF BOND RATINGS................39

-------------------------------------------

No   person   is   authorized   to  give  any
information  or to make  any  representations
not  contained  in  this  Prospectus  and any
information or  representation  not contained
herein must not be relied upon as having been
authorized by the Trust or the Sponsors. This
Prospectus  does not  constitute  an offer to
sell, or a  solicitation  of an offer to buy,
securities in any state to any person to whom
it is not  lawful to make such  offer in such
state.
---------------------------------------------

                                                   -----------------------------
279831.13

                                     PART II

                       ADDITIONAL INFORMATION NOT REQUIRED
                                  IN PROSPECTUS

                       CONTENTS OF REGISTRATION STATEMENT


This Post-Effective Amendment to the Registration Statements on Form S-6 comprises the following papers and documents:

The facing sheet on Form S-6.
The Cross-Reference Sheet (incorporated by reference to the Cross-Reference
 Sheet to the Form S-6 Registration Statement of Empire State Municipal Exempt Trust, Guaranteed Series 133).
The Prospectus.
Signatures.
Written Consent of the following persons:
         Consent of Independent Auditors.
         Consent of Counsel (previously filed)
         Consents of the Evaluator including Confirmation of Ratings (included in Exhibit 99.5.1).

The following exhibits:

*99.5.1 -- Consents of the Evaluator including Confirmation of Ratings.


99.6.1  -- Copies of Powers of Attorney of General Partners of
           Glickenhaus & Co. (filed as Exhibit 6.1 to the Form S-6 Registration Statement No. 333-17307 of Empire State
           Municipal Exempt Trust, Guaranteed Series 134 on April 2, 1997, and Post-Effective Amendment No. 7 to Form S-6
           Registration Statement No. 33-40723 of Empire State
           Municipal Exempt Trust, Guaranteed Series 77 on November 25, 1997, and incorporated herein by reference).

99.6.2  -- Copies of Powers of Attorney of Directors and certain officers of Lebenthal & Co., Inc. (filed as Exhibit 6.2 to Amendment No. 1 to the Form S-6 Registration Statement No. 33-55385 of Empire State Municipal Exempt Trust, Guaranteed Series 109 on November 2, 1994, and Amendment No. 1 to Form S-6 Registration Statement No. 333-42455 of Empire State Municipal Exempt Trust, Guaranteed Series 140 on May 18, 1998, and incorporated herein by reference).


*27     -- Financial Data Schedule (for EDGAR filing only).

-------------------
*       Being filed by this Amendment.


                                      II-1
299356.1

                                   SIGNATURES


           Pursuant to the requirements of the Securities Act of 1933, the registrants, Empire State Municipal Exempt Trust, Guaranteed Series 106, Guaranteed Series 107 and Guaranteed Series 108 certify that they have met all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933. The registrants have duly caused this Post-Effective Amendment to the Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 28th day of September, 1998.



              EMPIRE STATE MUNICIPAL EXEMPT TRUST,
              GUARANTEED SERIES 106, GUARANTEED SERIES 107
              AND GUARANTEED SERIES 108
              (Registrants)

              GLICKENHAUS & CO.
                         (Depositor)


              By:        /s/ MICHAEL J. LYNCH
                         ----------------------
                         Michael J. Lynch
                         (Authorized Signatory)

           Pursuant to the requirements of the Securities Act of 1933, this Post- Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Name                       Title                    Date
----                       -----                    ----


ALFRED FEINMAN*            General Partner          ) September 28, 1998
                                                    )
JAMES M. GLICKENHAUS       General Partner          ) By: /s/ MICHAEL J. LYNCH
                                                          ---------------------
                                                          Michael J. Lynch
                                                          Attorney-in-Fact*
SETH M. GLICKENHAUS*       General Partner,
                           Chief Investment Officer


---------------


* Executed copies of Powers of Attorney were filed as Exhibit 6.1 to Registration Statement No. 333-17307 on April 2, 1997 and Post-Effective Amendment No. 7 to Registration Statement No. 33-40723 on November 25, 1997.


                                      II-2
299356.1

                                   SIGNATURES


           Pursuant to the requirements of the Securities Act of 1933, the registrants, Empire State Municipal Exempt Trust, Guaranteed Series 106, Guaranteed Series 107 and Guaranteed Series 108 certify that they have met all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933. The registrants have duly caused this Post-Effective Amendment to the Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 28th day of September, 1998.


              EMPIRE STATE MUNICIPAL EXEMPT TRUST,
              GUARANTEED SERIES 106, GUARANTEED SERIES 107
              AND GUARANTEED SERIES 108
              (Registrants)

              LEBENTHAL & CO., INC.
                         (Depositor)


              By:   /s/ D. WARREN KAUFMAN
                    ---------------------
                    D. Warren Kaufman
                    (Attorney-in-Fact)

           Pursuant to the requirements of the Securities Act of 1933, this Post- Effective Amendment to the Registration Statement has been signed below by the following persons, in the capacities and on the dates indicated.


Name                         Title                  Date
----                         -----                  ----



H. GERARD BISSINGER, II*     Director               )
                                                    ) September 28, 1998
JEFFREY M. JAMES*            Director               )
                                                    )
/s/ D WARREN KAUFMAN         Director               ) By: /s/ D. WARREN KAUFMAN
---------------------                               )     ---------------------
                                                    )     D. Warren Kaufman
                                                    )     Attorney-in-Fact*
                                                    )
ALEXANDRA LEBENTHAL*         Director, President    )
                                                    )
JAMES A. LEBENTHAL*          Director, Chief        )
                             Executive Officer      )

JAMES E. McGRATH**           Director               )
                                                    )
DUNCAN K. SMITH*             Director               )
                                                    )


---------------
* Executed copies of Powers of Attorney were filed as Exhibit 6.2 to Amendment No. 1 to Registration Statement No. 33-55385 on November 2, 1994.


** An executed copy of Power of Attorney was filed as Exhibit 6.2 to Amendment No. 1 to Registration Statement No. 333-42455 on May 18, 1998.


                                      II-3
299356.1

                               CONSENT OF COUNSEL


         The consent of Battle Fowler LLP to the use of their name in the Prospectus included in the Registration Statement is contained in their opinion filed previously.




                         CONSENT OF INDEPENDENT AUDITORS

The Sponsors and Trustee of

         EMPIRE STATE MUNICIPAL EXEMPT TRUST GUARANTEED SERIES 106, GUARANTEED SERIES 107 AND GUARANTEED SERIES 108



         We hereby consent to the use in Post-Effective Amendment No. 4 to Registration Statement No. 33-53601 of our opinions dated June 30, 1998 relating to the financial statements of Empire State Municipal Exempt Trust, Guaranteed Series 106, Guaranteed Series 107 and Guaranteed Series 108 and to the reference to our firm under the heading "Auditors" in the Prospectus which is a part of such Registration Statement.




BDO SEIDMAN, LLP



New York, New York
September 28, 1998





                                      II-4
299356.1